SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CEDAR REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CEDAR REALTY TRUST

2019 Proxy Statement
and
Notice of Annual Meeting

2019 Proxy Statement and Notice of Annual Meeting

March 29, 2019

Dear Fellow Stockholders:

Please join my fellow directors and me at our 2019 Annual Meeting of Stockholders, which will be held on Wednesday, May 1, 2019, at our corporate headquarters in Port Washington, New York. The business we will conduct at the meeting is described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

A famous aphorism ascribed to the economist John Maynard Keynes states that “the market can remain irrational longer than most investors can remain solvent.” This irrationality was very much in evidence at the end of December 2018 when we successfully sold a lower-half rated asset at approximately a 7% cap rate, at the same time that our entire company was being valued at a 9.5% cap rate. Indeed, at year-end 2018 our stock was trading at a price that constituted roughly a 50% discount to our consensus net asset value (NAV).

In the face of this dissonance, we forged ahead with announcing and successfully executing a share repurchase funded by the proceeds of our asset sale. I am proud that Cedar has the distinction of being among a very select group of REIT management teams that have, over the last five years, consistently issued equity when trading at a premium to consensus NAV and repurchased shares with the proceeds of lower-half asset sales, when trading at a discount to consensus NAV. This is textbook REIT capital allocation, which we believe is our duty as responsible stewards of shareholder capital. The chart below shows our capital raises from 2014-2018:

Source: SNL as of December 31, 2018.

At the same time, along with all other shareholders I lament the underperformance of our stock during 2018, even if I believe it is irrational. We at Cedar continue to forge ahead resolute in the conviction that our corporate goal of being counted among the best-in-class shopping center REITs remains within reach and that 2019 represents an inflection point in reaching that goal.

In 2019, we anticipate breaking ground on at least one of our three major urban mixed-use redevelopment projects, two of which are in Philadelphia and one in Washington, D.C. As a relatively small REIT, our ambitious goal of being considered among the best-in-class is supported by a strategy to evolve our urban assets into premiere mixed-use assets. Over the coming quarters and years, we anticipate methodically executing on these redevelopments, announcing anchor lease signings, ground breakings, progress reports and stabilizations, in what we ultimately believe will result in attractive returns and significant shareholder value creation. I cannot say at what point in our execution the market will celebrate our accomplishments and reward us with an improved share price. I am confident, however, that in systematically and accretively migrating our capital into better assets and markets, we will grow the warranted value of Cedar.

I thank you for your continued interest in and support of Cedar Realty Trust. As a meaningful shareholder myself, I am constantly reminded of the challenges REITs such as ours face in today’s capital markets. At the same time, I am optimistic for the future of this company due to Cedar’s unique strategy for value creation being executed by our terrific team.

Sincerely,

BRUCE J. SCHANZER
President and Chief Executive Officer

CEDAR REALTY TRUST, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 1, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cedar Realty Trust, Inc. (the “Company”) will be held at the offices of the Company, 44 South Bayles Avenue, Port Washington, NY 11050, on Wednesday, May 1, 2019 at 8:30 in the morning for the following purposes:

1.	To elect seven directors.

2.	To approve the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

3.	To vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers.

4.	To approve an amendment to the Company’s 2017 Stock Incentive Plan to increase the number of available shares that may be issued under the plan.

In addition, stockholders will transact any other business that properly comes before the meeting or any adjournment thereof.

The Company and the Board recommend a vote “FOR” proposals 1, 2, 3 and 4. You should carefully review the accompanying Proxy Statement which contains additional information.

Stockholders of record in our common stock at the close of business on March 8, 2019 shall be entitled to notice of, and to vote at, the meeting.

THE PROXY STATEMENT AND OUR 2018 ANNUAL REPORT ARE AVAILABLE AT

HTTP://WWW.CEDARREALTYTRUST.COM.

Sincerely,

ADINA G. STORCH, ESQ.
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 29, 2019

Port Washington, NY

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT YOUR SHARES ARE COUNTED AT THE MEETING.

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PROXY STATEMENT EXECUTIVE SUMMARY

The following is a summary which highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you are urged to read the entire Proxy Statement carefully before voting.

Information About Our 2019 Annual Meeting of Stockholders

DATE AND TIME:	Wednesday, May 1, 2019 at 8:30 a.m. local time

PLACE:	44 South Bayles Avenue, Port Washington, NY 11050

RECORD DATE:	Friday, March 8, 2019

Items of Business and Board of Directors Vote Recommendations

Proposal		Board Vote Recommendation	Page Number

Proposal 1:	To elect seven directors to serve until the next annual meeting of stockholders or until earlier death, resignation or removal	✓ FOR	11

Proposal 2:	To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2019	✓ FOR	59

Proposal 3:	Advisory vote (non-binding) to approve the compensation of our named executive officers as disclosed in this Proxy Statement	✓ FOR	60

Proposal 4:	To approve an amendment to the Company’s 2017 Stock Incentive Plan to increase the number of available shares that may be issued under the plan	✓ FOR	61

Our Director Nominees (Page 11)

Name	Age	Director Since	Independent	AC	CC	N/CGC

Abraham Eisenstat(1)	49	2015	Yes			C

Gregg A. Gonsalves(1)	51	2017	Yes

Pamela N. Hootkin(1)	71	2008	Yes		C

Sabrina L. Kanner	61	2018	Yes

Steven G. Rogers(1)	64	2016	Yes	C

Bruce J. Schanzer(2)	50	2011	No

Roger M. Widmann(3)	79	2003	Yes
(1)	Audit Committee Financial Expert

(2)	President and Chief Executive Officer

(3)	Chairman of the Board

KEY: AC = Audit Committee     CC = Compensation Committee

N/CGC = Nominating/Corporate Governance Committee      = Member     C = Chair

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Information About Our Board and Committees (Pages 11, 22)(1)

	Number of Members	Independent	Number of Meetings During 2018(2)

Full Board of Directors	7	85.7%	12

Audit Committee	4	100.0%	4

Compensation Committee	4	100.0%	14

Nominating/Corporate Governance Committee	4	100.0%	4
(1)	As of March 8, 2019.
(2)	Includes in-person and telephonic meetings.

Our Corporate Governance (Page 16)(1)

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Please refer to the table on page 16 of this Proxy Statement for a more detailed description of our governance practices.

WHAT WE DO:	WHAT WE DON’T DO:
✓ All Independent Directors Other than CEO	X No Hedging of Our Securities
✓ Continuously Improve Board Diversity	X No Pledging of Our Securities
✓ Extend Important Rights to Shareholders, Such as Ability to Amend Our By-Laws	X No Related Party Transactions
✓ Caps on Director Pay	X No Poison Pill
✓ Independent Chairman and Committees	X No Excessive Perquisites, No Tax Gross-Ups on Perquisites and No Contractual Tax Gross-Ups on Golden Parachutes
✓ Majority Voting for Directors in Annual Uncontested Elections	X No Classified Board
✓ Regular Board Refreshment	X No Undue Restrictions on Stockholder Rights
✓ Frequent Stockholder Engagement	X No Overboarded Directors
✓ Share Ownership Guidelines
✓ Risk Oversight by Full Board
✓ Annual Board and Committee Self-Evaluations
✓ Regular Executive Sessions of Independent Directors and Board Committees
(1)	As of March 8, 2019.

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Corporate Social Responsibility (Page 71)

We embrace responsible environmental and social stewardship, as well as corporate governance, as an essential part of our mission to build a successful business and to shape the communities we serve throughout our portfolio, in addition to our workplace community. At Cedar, we believe we can “do well by doing good.”

Below are some highlights of our commitment to Environmental, Social and Governance principles in 2018:(1)

Environmental	Social	Governance

◆ Installation of roof solar panels at four shopping centers	◆ Focus on enhancing diversity with two women on the Board and directors representing a diversity of skills and background	◆ Amendment of by-laws and charter to enable stockholders to act to amend by-laws

◆ 15 parking lot conversions to LED lighting	◆ Women comprise half of mid-level managers and one-third of top executive leadership	◆ Annual election of directors by majority vote in uncontested elections, with no classified Board

◆ Installation of waste recycling at 13 shopping centers	◆ Sponsorship of social programs in underserved communities such as “Art All Night,” inner city mobile art galleries, and donations of backpacks and school supplies to residents of our communities	◆ Majority independent Board and entirely independent Board committees, with four new independent directors appointed in the last four years

◆ Approvals obtained to install electric car charging stations at three shopping centers	◆ Local planning committee sponsor of REAP in New York City, a real estate associate program that fosters the entry of multicultural professionals into the commercial real estate industry	◆ Revisions to executive compensation arrangements favored by stockholders (as detailed more fully herein)
(1)	As of December 31, 2018.

Independent Registered Public Accounting Firm (Page 59)

Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal year 2018. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal year 2019. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about Ernst & Young’s fees for services during fiscal years 2018 and 2017:

Description of Services	2018 ($)	2017 ($)

Audit Fees(1)	874,500	953,800

Audit-Related Fees	—	—

Tax Fees(2)	131,975	55,525

All Other Fees	—	—

TOTAL	1,006,475	1,009,325
(1)

Audit Fees for 2018 and 2017 were incurred for professional services in connection with the audit of our consolidated financial statements and internal control over financial reporting for the years ended December 31, 2018 and 2017, reviews of our interim consolidated financial statements which are included in

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each of our quarterly reports on Form 10-Q for the years ended December 31, 2018 and 2017, and certain accounting consultations. In addition, audit fees for 2017 include the preparation of “comfort letters” in connection with the issuance of certain of our securities.
(2)

Tax fees for 2018 include tax compliance and preparation, and tax consulting services related to tax planning for certain of our redevelopments. Tax fees for 2017 are solely for tax consulting services relating to tax planning for certain of our redevelopments.

2018 Performance Highlights

•	National Association of Real Estate Investment Trusts (“NAREIT”)-defined funds from operations (FFO) of $0.49 per diluted share for the year

•	Operating funds from operations (Operating FFO) of $0.58 per diluted share for the year

•	Signed 169 new and renewal leases for 1,370,400 square feet for the year

•	Total portfolio 91.0% leased and same-property portfolio 91.8% leased at year-end

•	Repurchased 2,823,000 shares of common stock for $9.2 million or $3.25 per share (2,050,000 common shares for $6.8 million or $3.34 per share subsequent to year-end)

•	$132.2 million available under our line of credit as of December 31, 2018 and no debt maturing until February 2021

Executive Compensation Matters (Page 29)

We give our stockholders an annual vote on our executive compensation program and are requesting your support for the compensation of our named executive officers as described on pages 29 through 55 of this Proxy Statement. This is an advisory vote, so the results will not be binding on the Company, but the Board and the Compensation Committee will consider the outcome of the vote as part of its ongoing review of executive compensation. The goals of our executive compensation program are to:

•	attract, retain and motivate talented executive officers;

•	align the interests of our executive officers with the interests of the Company and our stockholders;

•	incentivize our executive officers based on clearly defined performance goals and measures of successful achievement; and

•	align market competitive compensation with our short- and long-term performance.

Our Compensation Committee determines the form and amount of compensation, as well as the overall structure of our executive compensation program. The Compensation Committee has sole authority to retain and terminate any compensation consultants used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee has engaged Mercer (US) Inc. (“Mercer”), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (“MMC”), as its independent compensation consultant.

Our executive compensation for 2018 was built on a purposeful foundation of corporate governance and desire to emulate best market practices. Our named executive officers’ base salaries remained the same as compared with 2017. Annual bonus incentive was determined based on a combination of Company and individual performance: 70% of each executive’s bonus was determined based on the Company’s achievement of its targeted Operating FFO, and 30% was based on qualitative individual performance evaluations for each of those executives. For 2018, the Compensation Committee determined to award our CEO, CFO and COO annual bonuses of $720,000, $342,000 and $342,000, respectively, which corresponded to 90% of each of their respective target amounts.

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We believe that awarding senior executives a significant amount of their compensation in the form of equity incentive awards best accomplishes desired alignment between pay and performance and ensures that management’s incentives are geared toward long-term stockholder value creation.

Please refer to the table on page 33 of this Proxy Statement for a more detailed description of our compensation policies and programs.

Say-on-Pay Advisory Vote (Page 34)

Our stockholders have consistently supported our executive compensation program. At our 2018 Annual Meeting of Stockholders, our stockholders voted in favor with approximately 98% support approving our resolution seeking advisory approval of the compensation of our named executive officers. While we have enjoyed solid stockholder support for our executive compensation program over the years, we continue to engage in dialogue with stockholders on executive compensation issues, particularly in 2018, a named executive officer contract renewal year.

Integrating feedback we have received from stockholders over the past several years, our Compensation Committee redesigned significant features of our CEO’s and CFO’s compensation as governed by their respective new employment agreements, effective as of June 2018, upon the expiration of their prior contracts. Among other features, the new employment agreements provide for:

•	a $50,000 reduction in annual CEO base pay and, consequently, a reduced bonus which is indexed on base pay, beginning in 2019;

•	perpetuation of “double trigger” condition for payment of cash severance following a Change in Control, a modification previously introduced in response to stockholder feedback;

•	subjecting CEO’s dividend equivalent rights to forfeiture unless and until performance-based restricted stock units are earned;

•	reduced cash severance to CFO from 250% of the sum of base salary and target bonus to 150% upon termination without cause or for good reason, other than incident to a Change in Control; and

•	voluntary conversion of fixed-term CFO contract to annual “at-will” employment arrangement.

As evidence of our pay/performance alignment, as a result of performance targets based on total shareholder return (“TSR”) not having been met at the end of the performance period as defined in Mr. Schanzer’s prior employment agreement, in June 2018, under the terms of that agreement, Mr. Schanzer forfeited 1,250,000 shares of restricted stock, with a value of approximately $5.5 million as of the date of forfeiture.

Please refer to pages 48-51 of this Proxy Statement for a more complete description of key features of our new CEO and CFO employment contracts.

Amendment of Our 2017 Stock Incentive Plan (Page 68)

At our Annual Meeting, our stockholders will be asked to approve an amendment to our 2017 Stock Incentive Plan to increase the total number of shares of our common stock reserved for issuance by 2,000,000 shares, from 4,000,000 shares to 6,000,000 shares (the “Plan Amendment”). The Plan Amendment was approved by the Board on February 5, 2019, subject to stockholder approval of Proposal 4 at the Annual Meeting. The Plan Amendment is intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of directors, officers, and employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operations are largely dependent.

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The 2017 Stock Incentive Plan was initially adopted by our Board on March 14, 2017 and approved by our stockholders at the 2017 Annual Meeting of Stockholders. The 2017 Stock Incentive Plan includes the following stockholder-friendly provisions:

✓	Promotes continued alignment with stockholders’ interests through use of equity compensation;

✓	Minimum one-year vesting for all types of equity awards, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards;

✓	No repricing of options or SARs without prior stockholder approval;

✓	No liberal share recycling;

✓	No material plan amendments without stockholder approval;

✓	Caps on annual equity awards; and

✓	Caps on annual director compensation.

However, the stock prices of publicly traded shopping center REITs have declined significantly over the past 12 to 18 months, including our stock price. A consequence of this unanticipated decline has been that in order to provide equity grants to key employees commensurate with years prior to the decline as part of their compensation package, we have made, and will be required to make, equity grants covering significantly more shares than originally contemplated at the time the 2017 Stock Incentive Plan was adopted two years ago. The Board has thus determined that the current equity share pool reserve under the 2017 Stock Incentive Plan will not be sufficient for our anticipated equity award needs into 2020 and beyond. Therefore, if stockholders do not approve the Plan Amendment, our future ability to issue equity-based awards will be limited, which could have significant negative consequences on our ability to recruit and retain qualified senior employees. If approved by stockholders, no portion of the additional 2,000,000 shares reserved under the Plan Amendment may be used for grants to Mr. Schanzer, our CEO.

While the Board has considered alternatives to the issuance of equity awards as a means to compensate our key employees, including the adoption of additional cash incentive programs, we believe equity awards are a critical component of our pay mix that is designed to balance short-term cash incentives with long-term incentives to promote value creation for our shareholders.

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PROXY STATEMENT

CEDAR REALTY TRUST, INC.

44 SOUTH BAYLES AVENUE

PORT WASHINGTON, NEW YORK 11050

PROXY STATEMENT

We are sending you this Proxy Statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company, for use at the 2019 Annual Meeting of Stockholders (“2019 Annual Meeting”) or any adjournment thereof. The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2018 is being mailed herewith to each stockholder of record. Stockholders may obtain a copy of the Company’s 2018 Annual Report on Form 10-K, without charge, by writing to the Company at 44 South Bayles Avenue, Port Washington, New York 11050, Attention: Investor Relations. The 2018 Annual Report on Form 10-K is also available on the Company’s website, www.cedarrealtytrust.com.

It is intended that this Proxy Statement and form of proxy will first be sent or given to stockholders on or about March 29, 2019.

ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The 2019 Annual Meeting will be held on Wednesday, May 1, 2019 at 8:30 a.m. local time at 44 South Bayles Avenue, Port Washington, New York 11050.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following proposals:

1.	To elect seven directors.

2.	To approve the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

3.	To vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers.

4.	To approve an amendment to the Company’s 2017 Stock Incentive Plan to increase the number of available shares that may be issued under the plan.

In addition, stockholders will transact any other business that properly comes before the Annual Meeting or any postponement or adjournment thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date (March 8, 2019) are entitled to notice of and to vote at the Annual Meeting. Stockholders are entitled to cast one vote for each share held by them on each matter to be voted upon.

Who can attend the Annual Meeting?

All holders of common shares of the Company at the close of business on March 8, 2019, the record date for the Annual Meeting, or their duly appointed proxies, are authorized to attend the Annual Meeting. Cameras, recording devices and other electronic devices will not be permitted for use at the meeting other than by the Company.

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PROXY STATEMENT

Please also note that if you hold your shares in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of March 8, 2019.

What constitutes a quorum?

On the record date of March 8, 2019, the Company had 89,050,262 shares of common stock outstanding and entitled to vote with respect to all matters to be acted upon at the meeting. Each holder of common stock is entitled to one vote for each share of stock held by such holder. The presence of holders representing a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum at the Annual Meeting. In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

How do I vote?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares and the proxy notice was sent directly to you by us. In that case, you may instruct the proxy holders named in the enclosed proxy card (the “Proxy Agents”) how to vote your common shares in one of the following ways:

•	Vote Online: You can vote via Internet by following the instructions on the enclosed proxy card or voting instruction form.

•	Vote by Telephone: You can vote by telephone by following the instructions on the enclosed proxy card or voting instruction form.

•	Vote by Regular Mail: You can vote by mail by signing and dating the enclosed proxy card or voting instruction form and returning it in the postage-paid envelope provided with this Proxy Statement.

Proxies submitted over the internet, by telephone or by mail must be received by 11:59 p.m. EDT on Tuesday, April 30, 2019.

If you vote by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card, your shares will be voted at the Annual Meeting as you direct. If you sign the enclosed proxy card but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

Can I revoke my proxy?

Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case addressed to the Secretary of the Company at our corporate offices) or, if a stockholder is present at the meeting, he or she may elect to revoke his/her proxy and vote his/her shares personally. Votes for shares held by a bank, broker or other holder of record, may be revoked by a stockholder submitting new voting instructions to the bank, broker or other holder of record or, if a stockholder has obtained a legal proxy from the bank, broker or other holder of record giving him or her the right to vote the shares at the Annual Meeting, by attending the Annual Meeting and voting in person.

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PROXY STATEMENT

What vote is required to approve each matter?

Assuming the presence of a quorum, each of Proposals 1, 2, 3 and 4 must receive the affirmative vote of a majority of the votes cast at the Annual Meeting in order to pass. The proposal to approve the compensation of our named executive officers is advisory only and is not binding on the Company or the Board. We treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum but abstentions will not be counted as “votes cast.” Accordingly, abstentions will have no effect on Proposals 1, 2, 3 and 4 or any other matter that may properly be brought before the Annual Meeting or at any adjournment or postponement thereof, assuming a quorum is present.

If the proxy is submitted and voting instructions are made for some, but not all, of the proposals, as to matters in which instructions are given, the proxy will be voted in accordance with those instructions, and for all other proposals, the proxy will be voted “FOR” as to all enumerated proposals in accordance with the Board’s recommendations.

What if I hold my shares in street name?

Brokers do not have discretionary authority to vote with respect to any of the proposals, except with respect to the ratification of Ernst & Young as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019. Under the rules of the New York Stock Exchange (the “NYSE”) , the proposal to ratify the appointment of Ernst & Young LLP is considered a routine item. Accordingly, if you hold your shares in street name and you do not submit voting instructions to your broker, your broker may exercise its discretion to vote your shares on this proposal. If your broker exercises this discretion, your shares will be counted as present for purposes of determining the presence of a quorum at our Annual Meeting and will be voted in the manner directed by your broker on the proposal to ratify Ernst & Young as our independent registered public accounting firm, but your shares will constitute broker non-votes on each of the other proposals at our Annual Meeting. On all other proposals, your broker is not permitted to vote your shares without your instructions and uninstructed shares are considered broker non-votes. Accordingly, a broker non-vote will not be counted in determining the outcome of the vote on these matters. If your shares are held by a broker, the broker will ask you how you want to vote your shares.

If you provide the broker with instructions, your shares will be voted in accordance with your instructions. If you do not give any instruction on any of the proposals, then with respect to the election of directors and the advisory vote to approve the compensation of our named executive officers, your shares will not be voted. Therefore, it is important that you give instructions to your broker as to how to vote your shares.

Even if you plan to attend the Annual Meeting, we recommend that you submit the enclosed proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you submit the enclosed proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the Annual Meeting for stockholders of record. If you are not a stockholder of record but hold the shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

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PROXY STATEMENT

Who is soliciting the proxies and who pays the costs?

The enclosed proxy for the Annual Meeting is being solicited by the Board. Proxies also may be solicited, without annual compensation, by our trustees and officers by mail, telephone or other electronic means or in person. We are paying the costs of this solicitation, including the preparation, printing, mailing and website hosting of proxy materials. It is anticipated that banks, brokers and other custodians, nominees and fiduciaries will forward proxy materials to the beneficial owners of our common shares to obtain their voting instructions and that we will reimburse such persons for their out-of-pocket expenses.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. When used in this Proxy Statement, the words “estimated”, “anticipated”, “expect”, “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of strategy, plans or intentions of management. Forward-looking statements are subject to risks, uncertainties, and assumptions about the Company and future events, and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

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PROPOSAL 1: ELECTION OF DIRECTORS

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the Company’s Articles of Incorporation and by-laws, as amended, the director nominees elected at this meeting will be elected to serve one-year terms that expire upon the date of the next Annual Meeting of Stockholders or earlier death, resignation or removal.

Director Nominees

Biographical information with respect to our seven director-nominees is set forth below. Each nominee has consented to being nominated for director and has agreed to serve if elected. All of the nominees for election to the Board were unanimously recommended by the Nominating/Corporate Governance Committee and were unanimously nominated by the Board.

Abraham Eisenstat

Principal Occupation and Positions Held

•  Age: 49

•  Year in which First Elected a Director: 2015

•  Committee(s) Served: Chair of the Nominating/Corporate Governance Committee and a member of the Audit Committee

•  Principal Occupation and Other Information: Mr. Eisenstat is a co-founder of Eisenstat Capital Partners LP, formerly Dabroes Management LP, which was a European long/short equity fund founded in 2008 that now operates as a family investment office. Prior to starting the firm, Mr. Eisenstat was a managing director at Caxton International where for five years he co-ran a European long/short equity fund. Prior thereto, Mr. Eisenstat ran a similar fund at S.A.C. Capital. Mr. Eisenstat covered European equities as a generalist analyst for over six years at Noble Partners, Chestnut Hill Management and Teton Partners. Prior to joining the investment management industry, Mr. Eisenstat acted as research assistant to historian Sir Martin Gilbert and studied international relations at the Fletcher School of Law and Diplomacy in Boston, and Philosophy, Politics, and Economics at Oxford University. He graduated with honors from Baruch College of the City University of New York.

Mr. Eisenstat’s qualifications for Board membership include his extensive knowledge of and success in the investment management industry, which, among other things, qualifies him as a financial expert on the Audit Committee.

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PROPOSAL 1: ELECTION OF DIRECTORS

Gregg A. Gonsalves

Principal Occupation and Positions Held

•  Age: 51

•  Year in which First Elected a Director: 2017

•  Committee(s) Served: Member of the Audit and Compensation Committees

•  Principal Occupation and Other Information: Mr. Gonsalves has been an advisory partner with Integrated Capital LLC, a leading, hotel-focused, private real estate advisory and investment firm since 2013. Prior to joining Integrated Capital LLC, Mr. Gonsalves was a managing director in Goldman, Sachs & Co.’s Real Estate Mergers & Acquisition Business, where he was the partner responsible for this business unit. In his 20-year career at Goldman Sachs, Mr. Gonsalves completed over 50 M&A transactions worth approximately $100 billion in deal value, working with a variety of companies in a wide range of industries. Mr. Gonsalves has served on the board of POP Tracker LLC, a private LLC based in the U.S., since 2013. He also worked at Mobil Oil Corporation as a sales engineer from 1989 to 1991. Mr. Gonsalves is presently chairman of the board of directors of the Jackie Robinson Foundation, where he has served as a board member for approximately the past ten years. Mr. Gonsalves received a B.S. from Columbia University and received an M.B.A. from Harvard Business School.

Mr. Gonsalves’ qualifications for Board membership include his extensive experience in real estate and finance, having had a distinguished career in real estate investment banking, which, among other things, qualifies him as a financial expert on the Audit Committee.

Pamela N. Hootkin

Principal Occupation and Positions Held

•  Age: 71

•  Year in which First Elected a Director: 2008

•  Committee(s) Served: Chair of the Compensation Committee and a member of the Audit Committee

•  Principal Occupation and Other Information: Ms. Hootkin, a director since June 2008, retired at the end of April 2012 from her position as senior vice president at PVH Corp. (formerly Phillips-Van Heusen Corporation), a position she held since May 2010. She joined PVH Corp. in 1988 as vice president, treasurer and corporate secretary; in 1999 she became vice president, treasurer and director of investor relations, and in June 2007 she became senior vice president, treasurer and director of investor relations. From 1986 to 1988, Ms. Hootkin was vice president and chief financial officer of Yves Saint Laurent Parfums, Inc. From 1975 to 1986, she was employed by Squibb Corporation in various capacities, with her last position being vice president and treasurer of a division of Squibb. Ms. Hootkin is a vice chair of the board of Safe Horizon, New York (a not-for-profit organization) where she also serves on the executive, finance (chair) and investment committees. Ms. Hootkin received a B.A. from the State University of New York at Binghamton and an M.A. from Boston University.

Ms. Hootkin brings to the Board expertise in finance, investor relations and the retail industry. She serves as a financial expert on the Audit Committee, while also bringing gender diversity to the Board.

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PROPOSAL 1: ELECTION OF DIRECTORS

Sabrina L. Kanner

Principal Occupation and Positions Held

•  Age: 61

•  Year in which First Elected a Director: 2018

•  Committee(s) Served: Member of the Compensation and Nominating/Corporate Governance Committees

•  Principal Occupation and Other Information: Ms. Kanner joined the Board in June 2018, and currently serves as Executive Vice President, Design & Construction at Brookfield Properties, where she has held various positions, including at Brookfield’s predecessor company, over the past 36 years. Ms. Kanner also serves on the board of Opus Holding LLC, a privately held company that provides development, design and construction services across asset classes to clients with operations in the Midwest and Southwest. Ms. Kanner is a cum laude graduate of Union College, from which she holds a B.A. degree.

Ms. Kanner has extensive experience in large-scale real estate construction and development spanning multiple decades, and brings to the Board both experiential and gender diversity.

Steven G. Rogers

Principal Occupation and Positions Held

•  Age: 64

•  Year in which First Elected a Director: 2016

•  Committee(s) Served: Chair of the Audit Committee and a member of the Nominating/Corporate Governance Committee

•  Principal Occupation and Other Information: Mr. Rogers is currently the managing member of Rogers & Associates, LLC, a provider of specialized solutions and board level advisory work for principals and institutional owners in the real estate industry. Mr. Rogers serves as chairman of the board of RREEF America REIT II, chairman of the board of Net Lease Alliance, a founding director of First Commercial Bank and executive-in-residence for Millsaps College Else School of Management. Prior to founding Rogers & Associates, LLC, Mr. Rogers led Parkway Properties, Inc., a NYSE listed REIT, for 25 years, most recently as its president and chief executive officer, and served on its board of directors. Mr. Rogers also served on the board of governors of NAREIT for six years, including two terms as audit chair. He graduated from the University of Mississippi magna cum laude, served in the U.S. Army as an infantry officer ultimately earning the rank of captain, and received an M.B.A. from Harvard Business School.

Mr. Rogers brings to the Board specialized knowledge of the REIT industry and corporate governance having served as president and CEO of another NYSE-listed REIT for 25 years and having served on the NAREIT board of governors, including as its audit committee chair. Mr. Rogers’ prior executive and audit experience qualifies him as a financial expert on the Audit Committee.

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PROPOSAL 1: ELECTION OF DIRECTORS

Bruce J. Schanzer President and CEO

Principal Occupation and Positions Held

•  Age: 50

•  Year in which First Elected a Director: 2011

•  Committee(s) Served: None

•  Principal Occupation and Other Information: Mr. Schanzer has been President, Chief Executive Officer and a director of the Company since June 2011. Prior thereto and since 2007, Mr. Schanzer was employed by Goldman Sachs & Co., with his last position being a managing director in the real estate investment banking group. From 2001 to 2007, Mr. Schanzer was employed by Merrill Lynch, with his last position being vice president in the real estate investment banking group. Earlier in his career, Mr. Schanzer practiced real estate law for six years in New York. Mr. Schanzer received a B.A. from Yeshiva College, where he is now a member of its board of trustees, an M.B.A. from the University of Chicago, and a J.D. from Benjamin N. Cardozo School of Law, where he was a member of the Law Review.

Mr. Schanzer has been involved in real estate as an attorney and investment banker and presently is President and Chief Executive Officer of the Company. Mr. Schanzer has extensive knowledge about the Company, its operations and the retail shopping center industry.

Roger M. Widmann Chairman of the Board

Principal Occupation and Positions Held

•  Age: 79

•  Year in which First Elected a Director: 2003

•  Committee(s) Served: Member of the Compensation Committee and the Nominating/Corporate Governance Committee

•  Principal Occupation and Other Information: Mr. Widmann, an investment banker, has served as a director since 2003 and has been non-executive Chairman of the Board since June 2011. He was a principal of the investment banking firm of Tanner & Co., Inc. from 1997 to 2004. From 1986 to 1995, Mr. Widmann was a senior managing director of Chemical Securities, Inc., a subsidiary of Chemical Banking Corporation (now JPMorgan Chase Corporation). Prior to joining Chemical Securities, Inc., Mr. Widmann was a founder and managing director of First Reserve Corporation, the largest independent energy investing firm in the United States. Previously, he was senior vice president with the investment banking firm of Donaldson, Lufkin & Jenrette, responsible for the firm’s domestic and international investment banking business. He had also been a vice president with New Court Securities (now Rothschild, Inc.). He was a director of Lydall, Inc. (listed on the NYSE), a manufacturer of thermal, acoustical and filtration materials, from 1974 to 2004, and its chairman from 1998 to 2004. He is a director of Standard Motor Products, Inc. (listed on the NYSE), a manufacturer of automobile replacement parts, and is CEO of Cutwater Associates LLC, a corporate advisory firm. He is also a board member of the Committee to Protect Journalists. Mr. Widmann received a B.A. from Brown University and a J.D. from the Columbia University School of Law.

Mr. Widmann, who has spent most of his career in the investment banking industry and has served as chairman of another public company, brings investment banking expertise and business acumen to the Company. His knowledge has assisted the Company in its capital raising and other finance-related activities.

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PROPOSAL 1: ELECTION OF DIRECTORS

The affirmative vote of a majority of the shares cast at the Annual Meeting either in person or by proxy is required to elect each of the nominees listed above. It is intended that the accompanying form of proxy will be voted for the nominees set forth above. If, in the Board’s judgment, some unexpected occurrence should make necessary the substitution of some other person or persons for one or more of these nominees, shares will be voted for such other persons as the Board may select.

The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees listed above.

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CORPORATE GOVERNANCE OVERVIEW

CORPORATE GOVERNANCE OVERVIEW

The business and affairs of the Company are managed under the direction of our Board, as provided by Maryland law, and the Company conducts its business through meetings of the Board and its three standing committees: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee.

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. In 2018, based on our study of positive trends and best practices in corporate governance, we adopted an important stockholder-friendly governance measure approved with 99.9% support by our stockholders, which amended our charter and by-laws to give stockholders the right to act to amend our by-laws, as opposed to reserving this right exclusively to the Board. Our adoption of this change, among other stockholder-favored governance measures, is indicative of the Company’s commitment to stockholder enfranchisement and evidences the importance management and the Board place on open dialogue with our valued investors.

Other notable features of our corporate governance are summarized as follows:

WHAT WE DO:	WHAT WE DON’T DO:

✓ All Independent Directors Other than CEO. All of the current seven directors who served on our Board in 2018 other than our CEO are “independent” as defined by the NYSE listing standards.

X No Hedging of Our Securities. Our anti-hedging policy prohibits our directors, executives and employees from engaging in transactions designed to hedge against losses from their ownership of our shares.

✓ Continuously Improve Board Diversity. All of our new director appointments in recent years have enhanced our Board’s diversity, in terms of gender, ethnicity, age, and skill set.	X No Pledging of Our Securities. Our anti-pledging policy prohibits our directors, executives and employees from pledging any securities of the Company.
✓ Extend Important Rights to Shareholders, Such as Ability to Amend Our By-Laws. In 2018, we amended our charter and by-laws to give stockholders the right to act to amend our by-laws.	X No Related Party Transactions. We do not currently have any related party transactions and have stringent related party transaction review procedures.
✓ Caps on Director Pay. Our 2017 Stock Incentive Plan, includes a cap on director pay.	X No Poison Pill. The Company does not have a “poison pill” or a stockholder rights plan in place.

✓ Independent Chairman and Committees. Our Chairman of the Board is an independent director, which strengthens the role of our independent directors and encourages independent Board leadership. All of the members of our Audit, Compensation, and Nominating/Corporate Governance Committees are entirely independent.

X No Excessive Perquisites, No Tax Gross-Ups on Perquisites and No Contractual Tax Gross-Ups on Golden Parachutes. We do not provide any excessive perquisites to our named executive officers or directors and they are not entitled to U.S. federal income tax gross-ups on the perquisites they do receive, nor do our executive employment agreements provide for golden parachute tax gross-ups.

✓ Majority Voting for Directors in Annual Uncontested Elections. Our directors must be elected by a majority of votes cast in uncontested elections.	X No Classified Board. All of our directors are elected annually for one-year terms and require a minimum majority vote to be reelected.

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CORPORATE GOVERNANCE OVERVIEW

WHAT WE DO:	WHAT WE DON’T DO:

✓ Regular Board Refreshment. The Company has nominated a new independent director in each of the past four years to assume the seat of a long-standing director upon his retirement. Currently, 67% of our independent directors have served for less than four years.

X No Undue Restrictions on Stockholder Rights. There are no material restrictions on our stockholders’ right to call special meetings and, stockholder approval is required to materially modify the Company’s capital structure.

✓ Frequent Stockholder Engagement. We engage in regular dialogue with our stockholders, having hosted over 100 calls or meetings this past year, and having communicated directly with holders of over 40% of our common shares. In certain instances, we have arranged for property tours and direct stockholder access to our directors, including Committee chairs.

X No Overboarded Directors. We are the only public company board on which six of our seven directors serve. Mr. Widmann serves on one other public company board in addition to our Company.

✓ Share Ownership Guidelines. Our share ownership guidelines require that our CEO and other named executive officers own shares or limited partnership units with an aggregate value of 4x or 2x base salary, respectively. For each non-employee director who has served as a director for at least four years, such director is expected to own shares of our common stock, including restricted stock, totaling not less than the number of shares constituting the equity portion of his or her annual retainer for the previous four years.

✓ Risk Oversight by Full Board. Our full Board receives quarterly risk assessment presentations that are both quantitative and qualitative in nature, which enables our directors to focus their attention on mitigating the risks that are most significant to us and our business.

✓ Annual Board and Committee Self-Evaluations. The Nominating/Corporate Governance Committee annually oversees a robust self-assessment of the Board and committees, including review of Board composition, structure, responsibilities, and meetings, among other criteria. Committees also conduct self-evaluations separately, including review of their respective roles and responsibilities, composition and conduct of meetings.

✓ Regular Executive Sessions of Independent Directors and Board Committees. Our non-executive Chairman and the other non-employee directors of our Board are actively involved in corporate governance matters and, as with each of the Board’s committees, routinely meet in executive session without management several times during the year.

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CORPORATE GOVERNANCE OVERVIEW

Commitment to Stockholder Engagement

We appreciate and value the engagement of our stockholders and actively solicit stockholder feedback. Throughout the year, management communicated in meetings, property visits, telephone calls and/or written communications with several significant stockholders to better understand their perspectives on corporate governance, overall compensation, strategy, and business operations.

During 2018, as part of our stockholder engagement, we contacted stockholders accounting for over 65% of our outstanding shares, and received acceptances from, and actively engaged with, stockholders representing over 40% of our outstanding common shares. During much of such outreach, we made available to our stockholders our CEO and several independent directors, representing all of our Board committees, including the Chairs of our Compensation and Nominating/Corporate Governance Committees. Several shareholders declined our invitation to meet, indicating that they were satisfied with our current compensation and corporate governance practices and that they did not deem a meeting necessary at the time. Including our directors’ and executives’ outreach to shareholders, the Company conducted over 100 telephonic or in-person meetings with key stockholders during 2018 alone. We also took key stockholders who expressed interest on guided tours of our properties.

In addition, we have routine telephonic meetings with proxy advisors, such as ISS, to stay informed as to their views on best practices in governance and compensation trends, and to elicit meaningful feedback on initiatives the Company is considering.

We accord great weight and importance to our stockholders’ concerns. Feedback received from our stockholders during our outreach process was shared with the Board and its committees and taken into account when considering and, in many cases adopting, proposed changes to corporate governance and compensation practices.

Below is a summary of what we learned from our stockholders over the past several years and the actions we took in direct response to our stockholder engagement and study of best practices:

Our Stockholders Expressed Concern About	How We Addressed Their Concerns
Compensation Structure

• Long performance measurement period for CEO	• We reduced the performance measurement period from seven to five years in new CEO employment agreement
• Dividends on unearned performance-based awards	• Dividend equivalent rights associated with performance-based award in new CEO contract will not be earned or paid unless and until the performance targets are reached
• Modified single trigger for cash severance upon a Change in Control

•  Modified all named executive officer employment agreements in 2016 to replace “modified single trigger” with “double trigger” condition for payment of cash severance upon a Change in Control, and perpetuated the double trigger for cash severance in new 2018 CEO and CFO employment agreements

• Guaranteed term contracts	• Conversion of new CFO contract from fixed three-year term to “at will” employment arrangement
• High cash severance other than incident to a Change in Control	• Reduced cash severance from 250% of the sum of base salary and target bonus to 150% of such sum in new CFO contract other than incident to a Change in Control

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CORPORATE GOVERNANCE OVERVIEW

Our Stockholders Expressed Concern About	How We Addressed Their Concerns
Governance

• Stockholder ability to participate in corporate governance	• Amended charter and by-laws to give stockholders right to act to amend our by-laws, as opposed to reserving this right exclusively with the Board
• Board diversity	• Two most recent Board appointments enhanced both gender and ethnic representation on our Board, as well as expanding skills diversity
• Average director tenure	• Appointed a new director in each of past four years to replace retiring, long-serving directors, resulting in increase in percentage of independent directors with relatively low tenure (< 4 years)

We believe that these significant compensation changes and governance enhancements demonstrate our commitment to stockholder engagement and responsiveness to stockholder feedback. We will continue to actively engage with our investors on these and other topics and to provide transparent disclosure as to the evolution in our thinking and practices as a result of this important feedback.

Corporate Governance Guidelines and Principles

The Board has adopted Corporate Governance Guidelines and Principles that address significant issues of corporate governance and set forth procedures by which the Board carries out its responsibilities. Among the areas addressed by the Corporate Governance Guidelines and Principles are director responsibilities, management responsibilities, director access to management, employees and advisors, management succession, annual performance evaluation of the Board and Chief Executive Officer, director compensation and meeting procedures. The Corporate Governance Guidelines and Principles are available on the Company’s website at www.cedarrealtytrust.com.

Code of Business Conduct and Ethics

All of our employees, including our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer and Chief Investment Officer, and our directors are required to comply with our Code of Business Conduct and Ethics. Our Code is available on our website at www.cedarrealtytrust.com. We intend to disclose any amendments we make to, or waivers of, certain provisions of our Code of Business Ethics applicable to our officers and directors on our website within three (3) business days following such waiver or as otherwise required by the rules of the Securities Exchange Commission (“SEC”) or the NYSE.

Board of Directors

Independent Directors

Pursuant to rules of the NYSE and applicable law, a majority of our directors must be “independent.” Each year, the Board reviews the independence of the Company’s directors, including a review of any transactions and relationships between each director, or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other. The Board also examines transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates. The purpose of this review is to determine whether any such relationship or transaction was inconsistent with a determination that the director is independent.

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CORPORATE GOVERNANCE OVERVIEW

As a result of this year’s review, the Board affirmatively determined that each of Messrs. Eisenstat, Gonsalves, Rogers and Widmann, and Mses. Hootkin and Kanner is independent of the Company and its management. The Board determined that none of these independent directors had any material relationships with the Company. Mr. Schanzer, the Company’s President and Chief Executive Officer, is the only director who is not independent by virtue of his employment with the Company. In addition, none of our directors’ family members are employed by the Company in any capacity. Therefore, following the election of our seven director-nominees at the Annual Meeting, we believe that 85.7% of our Board members will be independent under the NYSE rules.

Leadership Structure of the Board

The Board has a non-executive Chairman to ensure independent oversight of management. Roger M. Widmann, an independent director of the Company since 2003, has been chosen by the directors to be the non-executive Chairman of the Board and to preside at meetings of the Board. Mr. Widmann and the other non-management directors of our Board are actively involved in corporate governance matters and meet in executive session several times during the year, generally on the same day as regularly scheduled meetings of the Board or its committees (or as otherwise considered necessary or appropriate).

A key responsibility of the Board and Chief Executive Officer is to ensure continuity of leadership of the Company. Each year, the Chief Executive Officer presents a succession plan to the Board for its review and consideration.

Board Composition

At Cedar, we believe that healthy counterpoint catalyzes good decision making. We cultivate cognitive diversity not only at our Board and management levels, but throughout our organizational ranks, because we believe, among other benefits, that such diversity of viewpoint fosters productive exchange of ideas that ultimately drives long-term value.

Our director nominees represent a broad panoply of perspectives, including with respect to gender, age, race, tenure, skills, and experience, as illustrated below:(1)

Composition

(1)	As of March 8, 2019.
(2)	Percentages rounded to total 100%.

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CORPORATE GOVERNANCE OVERVIEW

Experience		No. of Directors(1)

Industry/Retail Experience	● ● ● ● ● ●	6 of 7

Financial, Audit and Accounting Expertise	● ● ● ● ● ●	6 of 7

Management/Executive Leadership Experience	● ● ● ●	4 of 7

Investment Expertise	● ● ● ●	4 of 7
(1)	As of March 8, 2019.

Corporate Governance Documents

We maintain a corporate governance page on our website that includes key documents relating to our corporate governance, including our:

•	Corporate Governance Guidelines and Principles;

•	Code of Business Conduct and Ethics;

•	Gift Policy;

•	Charter of the Audit Committee;

•	Charter of the Compensation Committee; and

•	Charter of the Nominating/Corporate Governance Committee.

All of these documents can be found by accessing the “Investors” tab on our website at www.cedarrealtytrust.com and clicking on “Corporate Governance.” The documents noted above will also be provided without charge to any stockholder who requests them. We periodically review our corporate governance policies, monitor emerging developments in corporate governance, and enhance our policies and procedures when our Board determines that it would benefit our Company and our stockholders to do so.

Share Ownership Guidelines

Our share ownership guidelines require that our CEO and other named executive officers own shares or limited partnership units with an aggregate value of 4x and 2x base salary, respectively, in each case with a four-year phase-in period. For each non-employee director who has served as a director for four years or more, such director is expected to own shares of our common stock, including restricted stock, totaling not less than the number of shares constituting the equity portion of his or her annual retainer in the aggregate over the previous four years. We believe these stockholding requirements reaffirm the Company’s alignment between its strategic decision-makers and its stockholders.

Anti-Hedging and Anti-Pledging Policy

We do not consider it appropriate for any of the Company’s officers, directors or employees to enter into speculative transactions in the Company’s securities that are designed to hedge or offset any decrease in market value of the Company’s securities. As a result, we have adopted a policy that prohibits officers, directors or employees from purchasing puts, calls, options or other derivative securities based on the Company’s securities. The policy also prohibits hedging or monetization

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CORPORATE GOVERNANCE OVERVIEW

transactions, such as forward sale contracts, equity swaps, collars and exchange funds. Officers, directors and employees also are not permitted to purchase securities of the Company on margin, borrow against any account in which the Company’s securities are held or otherwise pledge any securities of the Company.

Risk Management

Management has primary responsibility for identifying, monitoring, mitigating, and managing our exposure to risk, subject to active oversight by our Board. The Board, directly and through its committees, discusses with management any significant enterprise risks and reviews the guidelines, policies and procedures we have in place to address those risks, such as our approval process for significant acquisitions, dispositions and other investments. The Board receives quarterly risk assessment presentations that are both quantitative and qualitative in nature. This process enables our Board to focus on the strategic, financial, operational, legal, regulatory and other risks that are most significant to us and our business in terms of risk likelihood and potential impact and ensures that our enterprise risks are well understood, mitigated to the extent reasonable and consistent with the Board’s view of our risk profile and risk tolerance.

Each of our Audit, Compensation, and Nominating/Corporate Governance Committees exercises its own oversight related to the risks associated with the particular responsibilities of that committee:

•

Our Audit Committee reviews financial, accounting and internal control risks and the mechanisms through which we assess and manage risk, in accordance with NYSE requirements, and has certain responsibilities with respect to our compliance programs.

•	Our Compensation Committee evaluates whether our compensation policies and practices, as they relate to both executive officers and employees generally, encourage excessive risk-taking.

•	Our Nominating/Corporate Governance Committee focuses on risks related to corporate governance, Board effectiveness and succession planning.

No Director Overboarding

In order to stay aligned with best practices and to ensure the appropriate level of commitment, we endeavor to ensure that our Board members are not overboarded. For six of our seven directors, ours is the only public company board on which they serve. Our non-executive chairman, Mr. Widmann, serves on one other public company board in addition to our Company.

Audit Committee

The Board has established an Audit Committee consisting of Steven G. Rogers (Chair), Abraham Eisenstat, Gregg A. Gonsalves and Pamela N. Hootkin, all of whom are independent within the meaning of the rules of the NYSE and applicable law. All members of our Audit Committee are qualified as audit committee financial experts within the meaning of applicable law and the Board has determined that each of them has accounting and related financial management expertise under the rules of the NYSE. The designation of “audit committee financial expert” does not impose upon such persons any duties, obligations or liabilities that are greater than are generally imposed on such persons as members of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Board.

The principal functions of the Audit Committee are as follows:

•	employ the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s consolidated financial statements;

•	approve or pre-approve all services performed by the Company’s independent registered public accounting firm, including fees and terms;

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CORPORATE GOVERNANCE OVERVIEW

•	provide oversight on the internal reporting process and the adequacy of the Company’s internal controls;

•	review the scope of the audit of the independent registered public accounting firm and the firm performing the Company’s internal audit procedures;

•	appoint, retain, evaluate, approve compensation for, and oversee the Company’s internal auditors;

•

review services provided by the Company’s independent public registered accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm; and

•

monitor the process for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters, among others, that could materially impact the Company’s financial statements.

The charter of the Audit Committee is available on the Company’s website at www.cedarrealtytrust.com.

Compensation Committee

The Board has established a Compensation Committee consisting of Pamela N. Hootkin (Chair), Gregg A. Gonsalves, Sabrina L. Kanner and Roger M. Widmann, all of whom are independent within the meaning of the rules of the NYSE and applicable law. The principal functions of the Compensation Committee are as follows:

•	review and approve the compensation and benefits of executive officers, as well as administer and make recommendations to the Board regarding director compensation;

•	develop and recommend to the Board cash incentive and equity-based compensation programs and plans;

•	review and discuss with management the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Company’s proxy statement and annual report; and

•	review the relationship between the Company’s compensation practices and effective risk management.

The charter of the Compensation Committee is available on the Company’s website at www.cedarrealtytrust.com.

Under its charter, the Compensation Committee has the authority to engage independent compensation consultants or other advisors to assist it in formulating the Company’s total compensation plan. In designing the 2018 executive compensation plan setting executive compensation for 2018, our Compensation Committee retained Mercer, a wholly-owned subsidiary of MMC, as its compensation consultant. The consultant provided to the Compensation Committee relevant survey and market compensation data and compared the Company’s compensation to the survey data. The Compensation Committee has relied on the guidance of the consultant in formulating and refining the Company’s executive compensation practices. In selecting Mercer, the Compensation Committee evaluated Mercer’s independence and considered the following factors:

•	Mercer does not provide any other services to the Company;

•	The amount of fees to be received by Mercer from the Company as a percentage of total revenues of MMC;

•	The policies and procedures of Mercer, the Company and the Compensation Committee that are designed to prevent conflicts of interest;

•	The lack of any business or personal relationships of Mercer with any member of the Compensation Committee;

•	Stock of the Company owned by Mercer or any of the key Mercer employees servicing the Company; and

•	The lack of any business or personal relationships between Mercer and any executive officer of the Company.

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CORPORATE GOVERNANCE OVERVIEW

After considering the foregoing, the Compensation Committee determined that Mercer was independent of the Company and management of the Company and that the engagement of Mercer did not raise any conflicts of interest.

In the formulation and negotiation of the terms of the new CEO and CFO employment agreements, effective as of June 2018, the Compensation Committee was advised by Mercer, in addition to FPL Associates, L.P. (“FPL”). For more information about the work performed by FPL, please see below under “Nomination of Directors.”

Nominating/Corporate Governance Committee

The Board has established a Nominating/Corporate Governance Committee consisting of Abraham Eisenstat (Chair), Sabrina L. Kanner, Steven G. Rogers, and Roger M. Widmann, all of whom are independent within the meaning of the rules of the NYSE and applicable law. The principal functions of the Nominating/Corporate Governance Committee are as follows:

•	develop and recommend to the Board a set of corporate governance principles;

•	adopt a code of ethics;

•	adopt policies with respect to conflicts of interest;

•	monitor compliance with corporate governance requirements of state and federal law and the rules and regulations of the NYSE;

•	establish criteria for prospective members of the Board;

•	conduct candidate searches and interviews;

•	oversee and annually evaluate the Board, its standing committees and management;

•	annually evaluate the appropriate organization, size and composition of the Board; and

•	formally propose the slate of directors to be elected at each Annual Meeting of Stockholders.

The charter of the Nominating/Corporate Governance Committee is available on the Company’s website at www.cedarrealtytrust.com.

Board and Committee Performance Self-Evaluation

To optimize the performance of the Board and its committees each year, the Nominating/Corporate Governance Committee oversees a robust self-assessment of the Board and each of its committees that elicits candid feedback on the performance and effectiveness of the Board and its committees, as well as on the efficacy of the self-evaluation process itself. As part of this self-assessment, directors are asked to consider the Board’s composition and structure, key responsibilities, and meetings, among other criteria. Each committee separately conducts its own assessment, and in assessing its structure and performance, considers its role and the responsibilities articulated in the committee charter, the composition of the committee and the conduct of committee meetings. We believe that a thorough Board and committee evaluation process that is focused on the assessment and alignment of director skills with company strategy is more effective than solely relying on strict tenure limits. Throughout the year, the Board and each of its committees routinely use a portion of their regularly scheduled executive sessions to reflect upon and discuss how their oversight performance on behalf of stockholders might be improved.

Nomination of Directors

The Nominating/Corporate Governance Committee is responsible for the selection and nomination of directors and considers candidates for Board membership suggested by its members, other Board members, management, stockholders and nationally recognized search firms. Stockholders who wish to recommend a nominee should send nominations directly to the Nominating/Corporate Governance Committee, at the principal executive offices of the Company, that include all information relating to

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CORPORATE GOVERNANCE OVERVIEW

such person that is required to be disclosed in solicitations of proxies for the election of directors, including the nominee’s name, business experience and consent to be nominated for membership on our Board and to serve if elected by the stockholders. We did not receive any recommended nominees for director from any of our stockholders, other than from our directors, in connection with the 2019 Annual Meeting.

In February 2018, the Nominating/Corporate Governance Committee engaged Ferguson Partners, L.P. (“Ferguson”) to assist in identifying and evaluating potential candidates to fill a Board vacancy created by the retirement of a long-serving director. That search resulted in the appointment of Sabrina L. Kanner to our Board on June 8, 2018, and her concomitant appointment to each of the Compensation and Nominating/Corporate Governance Committees. Ferguson received $65,000 and $6,777 in 2018, in fees and expenses, respectively, for work performed in connection with our director search.

Additionally, in 2017, the Company engaged FPL, an affiliate of Ferguson, to provide advisory services relating to the design of executive employment agreements and the Company’s long-term equity incentive compensation program. FPL received $14,000 in fees during 2018 for services related to providing advice on executive and long-term incentive compensation in connection with the renewal of our named executive officer employment agreements. The services provided by Ferguson and FPL have been reviewed in their entirety by the Company and were determined not to raise any conflicts of interest.

The Nominating/Corporate Governance Committee has a carefully designed protocol for identifying and selecting nominees for Board positions, which were followed in the search leading up to Ms. Kanner’s appointment as well as the appointments of other directors in recent years.

Once the Nominating/Corporate Governance Committee has identified a prospective nominee, it makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on information provided to the Nominating/Corporate Governance Committee with the recommendation of the prospective candidate, as well as the Nominating/Corporate Governance Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, provide for succession or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Nominating/Corporate Governance Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request additional information about the prospective nominee’s background and experience and report its findings to the Board. The Nominating/Corporate Governance Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s guidelines, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards and other professional experience to enhance the Board’s effectiveness;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the business of the Company; and

•	the extent to which the prospective nominee provides the Board with diversity in experience and background.

The Nominating/Corporate Governance Committee may also consider such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective

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CORPORATE GOVERNANCE OVERVIEW

nominees. In connection with this evaluation, the Nominating/Corporate Governance Committee determines whether the person should be considered for a Board position, and one or more members of the Nominating/Corporate Governance Committee, and others as appropriate, interview prospective nominees in person or by telephone. The candidate is then required to complete a series of compliance and vetting questionnaires, submit to a background check, establish qualification for service and fitness to serve, as well as identify potential conflicts of interest. Upon satisfactory completion of the interview, vetting process and evaluation, the Nominating/Corporate Governance Committee makes a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating/Corporate Governance Committee.

There are no differences in the manner in which the Nominating/Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by management, a stockholder, another Board member or an outside search firm.

New Director Orientation

The Board has a program for orienting new directors that is overseen by the Nominating/Corporate Governance Committee. New directors receive materials with an overview of their duties and responsibilities, significant corporate governance documents of the Company, incorporation documents, regulatory filings, investor presentations, Company policies and committee calendars. They are also required to complete a series of annual compliance questionnaires, and financial disclosures. In addition, directors attend tours of our properties, as opportunities present, to familiarize themselves with the Company’s portfolio of assets.

Board Meetings

In the year ended December 31, 2018, there were 12 meetings (combination of in-person and telephonic) of the Board, four in-person meetings of the Audit Committee, 14 meetings (combination of in-person and telephonic) of the Compensation Committee and four in-person meetings of the Nominating/Corporate Governance Committee. Each incumbent director of the Company standing for reelection attended in excess of 80% of the total number of meetings held of the Board and committees on which he or she served during his or her tenure of service in 2018. Board members are encouraged to, and do, attend our Annual Meeting of Stockholders. All of our current directors, excluding Ms. Kanner who was elected to the Board on June 8, 2018, were present at the Company’s Annual Meeting of Stockholders in May 2018.

Communications with the Board

The Nominating/Corporate Governance Committee of the Board has approved a process for handling letters received by the Company and addressed to non-management members of the Board. Stockholders and other parties interested in communicating with any of the directors of the Company (or the Board as a group), may do so by writing to the Secretary of the Company, at 44 South Bayles Avenue, Port Washington, NY 11050. The Secretary will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the Secretary’s opinion, deals with the functions of the Board or committees thereof or that she otherwise determines requires the Board’s attention. The Board or any member thereof may at any time request that copies of all such correspondence be forwarded to the Board.

Correspondence relating to accounting, internal controls or auditing matters that could materially impact the Company’s financial statements is handled by the Audit Committee in accordance with its procedures.

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EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The Company’s named executive officers are as follows:

Bruce J. Schanzer Age 50 Position: President and Chief Executive Officer Served as Named Executive Officer Since 2011

Biographical Information

Mr. Schanzer has been President, Chief Executive Officer and a director of the Company since June 2011. Prior thereto and since 2007, Mr. Schanzer was employed by Goldman Sachs & Co., with his last position being a managing director in the real estate investment banking group. From 2001 to 2007, Mr. Schanzer was employed by Merrill Lynch, with his last position being vice president in the real estate investment banking group. Earlier in his career, Mr. Schanzer practiced real estate law for six years in New York. Mr. Schanzer received a B.A. from Yeshiva College, where he is now a member of its board of trustees, an M.B.A. from the University of Chicago, and a J.D. from Benjamin N. Cardozo School of Law, where he was a member of the Law Review.

Philip R. Mays Age 51 Position: Executive Vice President, Chief Financial Officer and Treasurer Served as Named Executive Officer Since 2011

Biographical Information

Mr. Mays joined the Company in June 2011 after six years with Federal Realty Investment Trust, where he served in various positions including Controller, Chief Accounting Officer and most recently, Vice President, Chief Accounting Officer. Prior to joining Federal Realty, Mr. Mays was Vice President of Finance and Corporate Controller for CRIIMI MAE, Inc. Earlier in his career, Mr. Mays held various accounting and finance positions, including seven years as an accountant at Ernst & Young LLP, achieving senior manager status at its office in Dallas/Fort Worth, Texas. At Ernst & Young LLP, he supervised audits and assisted clients in real estate, construction and hospitality, including public REITs. Mr. Mays has been a C.P.A. since 1993 and has a B.S. degree with a double major in accounting and finance from Jacksonville University in Jacksonville, Florida.

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EXECUTIVE OFFICERS

Robin M. Zeigler Age 46 Position: Executive Vice President and Chief Operating Officer Served as Named Executive Officer Since 2016

Biographical Information

Ms. Zeigler joined the Company in March 2016 after serving as Executive Vice President and Head of Operations at Penzance, a Washington, D.C.-based commercial real estate investment company, since January 2015. From 2005 to 2015, Ms. Zeigler worked at Federal Realty Investment Trust, most recently serving as Chief Operating Officer for the Mid-Atlantic Region. In that capacity, she was responsible for the operations of a portfolio of over 40 shopping centers and five mixed-use projects representing approximately 7.3 million square feet. Additionally, Ms. Zeigler provided oversight and strategic direction on mixed-use development and redevelopment projects. Ms. Zeigler holds a B.S. in Accounting from Florida A&M University and an M.B.A. from Georgia State University.

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EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

This section of our Proxy Statement discusses the principles underlying our executive compensation policies and decisions for our named executive officers. For 2018, the Company’s named executive officers were:

•	Mr. Bruce J. Schanzer, President and Chief Executive Officer;

•	Mr. Philip R. Mays, Executive Vice President, Chief Financial Officer and Treasurer; and

•	Ms. Robin M. Zeigler, Executive Vice President and Chief Operating Officer.

No other employees of the Company qualified as executive officers under the applicable rules and regulations of the SEC.

In June 2011, the Company hired Mr. Bruce J. Schanzer as CEO and Mr. Philip R. Mays as CFO as part of a long-term strategic plan for improving Company performance. At the time they were hired, the Company and the Compensation Committee affirmed that a core objective of the executive compensation program was to align management’s compensation with long-term stockholder value creation.

Performance Highlights

In executing our long-term strategic plan, we have achieved several important improvements to our portfolio, balance sheet and earnings, as illustrated below:

PORTFOLIO

(1)	Based on pro rata ownership

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EXECUTIVE COMPENSATION

BALANCE SHEET

(1)	Based on pro rata ownership and annualized quarterly figures (as appropriate)

EARNINGS

*

For a reconciliation of the non-GAAP financial measures presented in the preceding charts and graphs, please refer to the reconciliations to GAAP measures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on February 14, 2019 (the “2018 Annual Report”) and the Supplemental Financial Information filed with the SEC on February 7, 2019. For a reconciliation of funds from operations (“FFO”) and Operating FFO to net loss attributable to common shareholders, see Item 7—“Management Discussion and Analysis of Financial Condition and Results of Operations” in the 2018 Annual Report.

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EXECUTIVE COMPENSATION

Beginning with the hiring of Messrs. Schanzer and Mays, the Company and the Compensation Committee, under the guidance of the Company’s independent compensation consultant, refined our compensation structure. This structure was designed to retain, compensate and incentivize Company executives, commensurate with their experience, responsibilities and accomplishments, and align executive pay with the Company’s long-term strategic objectives and achievement of enhanced stockholder value. Our executive compensation program includes three primary elements:

i.	base salary;

ii.	annual cash incentive bonus; and

iii.	long-term equity incentive compensation.

A significant portion of executive compensation is at risk and variable depending on both our short-term financial performance and long-term creation of stockholder value, with the largest portion of at-risk compensation designed to incentivize our executives to focus on long-term stockholder value creation.

For 2018, our named executive officers’ base salaries remained unchanged from 2017. Mr. Schanzer’s new employment agreement provides for, among other things, a $50,000 reduction in base salary commencing in 2019 to $750,000 per annum. Mr. Mays’ new employment agreement provides for an unchanged base pay of $400,000 per annum for 2019. Ms. Zeigler’s base pay for 2019 also remained unchanged at $400,000 per annum.

As explained more fully below on page 37 in the section entitled, “Annual Cash Incentive Bonus,” in setting performance criteria for 2018 bonuses for our named executive officers, our Compensation Committee determined that 70% of the bonus would be based on the Company’s achievement of its targeted Operating FFO, and 30% would be based on a qualitative individual performance evaluation for each of those executives. For 2018, the Compensation Committee determined to award our CEO, CFO and COO annual bonuses of $720,000, $342,000 and $342,000, respectively, which corresponded to 90% of their respective target amounts. The Company’s performance-based component was based on 2018 Operating FFO that corresponded to payout at the full target amount, but the Compensation Committee and Board exercised their discretion to exclude certain non-recurring income, resulting in an adjusted Operating FFO below target but above the threshold amount. Were those non-recurring income items not excluded, the payout to our executives would have been higher. The individual performance-based component was valued according to an assessment of attainment of goals applicable to each named executive officer’s function.

Long-term equity incentive compensation vests based on continued service to the Company and, for the CEO, the Company’s TSR. We believe that awarding senior executives a significant amount of their compensation in the form of equity incentive awards aligns management’s incentives with long-term stockholder value creation and encourages retention.

To effectively ensure the alignment of executive compensation with long-term performance, we have at times (including this year for our CEO) awarded multi-year equity awards to top executives, generally in the form of restricted stock grants, with a five-year vesting period, which is longer than our typical three-year vesting period, in lieu of annual grants over a subsequent multi-year period. Stock grants that contain long-term vesting provisions give senior executives an incentive to remain with the Company. Also, long vesting periods, coupled with performance conditions for our executives that are based, in part, on achievement of an average TSR goal over the preceding three-year period, create a significant positive incentive to make decisions that engender strong results over a sustained period of time. We believe this structure appropriately focuses our executive officers on the creation of long-term value and encourages prudent evaluation of risks. Performance-based equity ensures alignment of executive incentives with stockholder returns.

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EXECUTIVE COMPENSATION

As evidence of this pay/performance alignment, as a result of TSR-based performance targets not having been met at the end of the performance period as defined in Mr Schanzer’s prior employment agreement, in June 2018, under the terms of that agreement, Mr. Schanzer forfeited 1,250,000 shares of restricted stock, with a value of approximately $5.5 million as of the date of forfeiture.

Pay and Governance Practices

Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests, including:

WHAT WE DO:	WHAT WE DON’T DO:

✓ Pay for Performance. We align our executive compensation with stockholder returns by providing a significant portion of our named executive officers’ compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance.

X  No Excessive Perquisites, No Tax Gross-Ups on Perquisites and No Contractual Tax Gross-Ups on Golden Parachutes. We do not provide any excessive perquisites to our named executive officers or directors and they are generally not entitled to U.S. federal income tax gross-ups on the perquisites they do receive, nor do our executive employment agreements provide for golden parachute tax gross-ups.

✓ Caps on Individual Incentive Awards. We include caps on individual payouts in our annual and long-term incentive plan.	X No Repricing of Stock Options. We do not permit repricing or buyouts of stock options granted by the Company without prior stockholder approval.
✓ Share Ownership Guidelines. We implement and require compliance with meaningful share ownership guidelines for our directors and named executive officers.

X  No Liberal Share Recycling. Pursuant to the terms of the 2017 Stock Incentive Plan, shares tendered or held back for taxes or to cover the exercise price of an option will not be added back to the reserve pool under the 2017 Plan. Similarly, shares we reacquire in the open market, such as those repurchased pursuant to the Company’s recent buyback program, will not be added to the reserve pool.

✓ Annual Compensation Committee Assessments. Each year, the Compensation Committee assesses its: (i) structure, (ii) performance, (iii) role and responsibilities articulated in the committee charter, (iv) composition, and (v) meeting conduct.

X No Supplemental Retirement Benefits for Executives. We do not have any supplemental executive retirement plans.

✓ Stockholder Engagement on Compensation Matters. We engage in regular dialogue with our stockholders, initiating executive-level calls with our major stockholders and conducting in-person meetings. This past year, we hosted over 100 calls or meetings with our stockholders, and, in certain instances, granted stockholders direct access to our independent directors and committee Chairs.

X  No Compensation or Incentives that Encourage Unnecessary or Excessive Risk. While our compensation program rewards our senior management for achievement of short- and long-term strategic and operational goals and, for the CEO, achievement of a TSR goal, our Compensation Committee reviews external market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

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WHAT WE DO:	WHAT WE DON’T DO:
✓ Independent Compensation Consultant. The Compensation Committee retains an independent compensation consultant to advise it.	X No Recent Grants of Stock Options. The Company typically provides restricted stock awards with performance or time-based vesting requirements and has not granted any stock options since 2001.

✓ Double-Trigger Condition Upon Change in Control for Payment of Cash Severance to Named Executive Officers. The employment agreements of our named executive officers provide for satisfaction of “double trigger” conditions for payment of cash severance following a Change in Control.

X  No Dividends on Unearned Performance-Based Equity Awards. Under the new CEO employment agreement, dividend equivalent rights issued in connection with performance-based restricted stock units will not be earned or paid unless and until the performance targets are reached.

✓ Entirely Independent Compensation Committee. We have a Compensation Committee composed entirely of independent directors.

✓ Reduction in CEO Base Pay (and Correlated Bonus) in New Employment Agreement. Effective January 1, 2019, pursuant to his new employment agreement, Mr. Schanzer’s base pay was reduced from $800,000 to $750,000 and his target annual cash incentive opportunity was accordingly reduced from $800,000 to $750,000.

✓ Reduction in CFO Cash Severance in New Employment Agreement. In order to stay aligned with best market practices, the CFO voluntarily reduced his cash severance upon termination without cause or for good reason, other than incident to a Change in Control, from 250% of the sum of base salary and target annual bonus, to 150% of such sum.

Compensation Philosophy

Our executive compensation program is designed to attract and retain talented senior executives, ensure that their compensation remains competitive relative to the compensation paid to similarly-situated senior executives at comparable publicly-traded REITs, and reward them for superior performance. The program is further designed to reward both short- and long-term performance and to align our senior executives’ and stockholders’ interests. To that end, we believe the compensation packages we provide to our named executive officers should include both cash and share-based incentive compensation that reward performance as measured, in large part, against corporate and individual goals that will enhance stockholder value over the long term.

We believe the overall compensation of our senior executives should primarily reflect their accomplishments as a management team in achieving established key objectives, including the execution of the strategic plan. We also believe the achievement of these key objectives will ultimately enhance stockholder value as reflected in an increased share price. We believe the compensation of our senior executives should not be based on short-term performance of our shares, whether favorable

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EXECUTIVE COMPENSATION

or unfavorable, but rather that the long-term price of our shares is a better reflection of the management of our Company by our senior executives. In this regard, the restricted stock historically granted to our senior executives has vesting periods ranging from three to seven years. Our senior executives are aligned with our shareholders in that they are also subject to the downside risk of a decrease in the value of their compensation in the event the price of our shares declines.

Consistent with this philosophy, our executive pay program uses a combination of base salary, annual cash incentive bonuses and long-term equity incentive awards, with a significant portion of compensation being at risk and dependent on the performance of the Company and the executive, to align executive interests with those of stockholders.

The Compensation Committee is responsible for establishing, implementing, and continually monitoring adherence to our compensation philosophy as applied to our named executive officers. For more information related to the processes and procedures of the Compensation Committee in determining the compensation of our named executive officers, see “Corporate Governance
Overview–Compensation Committee” above.

Annual Advisory Vote on Named Executive Officer Compensation and Engagement with Stockholders

Our compensation philosophy is informed by input from our stockholders. We hold an annual stockholder advisory vote on executive compensation. At the Company’s 2018 Annual Meeting, stockholders voted overwhelmingly to approve the compensation paid to the Company’s named executive officers for 2017 with approximately 98% of the votes cast voting to approve such compensation. While this vote is considered a non-binding advisory vote, our Compensation Committee and Board value the opinions of our stockholders and seriously consider the voting results when making future executive compensation decisions and in designing the executive compensation program. When making executive compensation decisions for 2019, the Compensation Committee considered the favorable results of the 2018 advisory vote. The chart below sets forth the results of our annual stockholder advisory vote on executive compensation for each of the last four years.

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Historical Say on Pay Votes

Our Compensation Committee believes the Company’s track record of increasingly favorable say on pay approval percentages in recent years is indicative of general stockholder support for the structure of our executive compensation program. These voting results, together with specific constructive feedback received from our stockholders, informed the Compensation Committee’s decision to generally maintain a consistent architecture in designing our new CEO and CFO executive employment agreements, while integrating important modifications to address stockholder concerns, as further detailed herein.

(*)

Decrease in approval percentage attributed to 2016 renewal of executive employment agreements containing legacy “modified single trigger” condition for cash severance payment upon a Change in Control. The Company amended all of its named executive officer employment agreements in 2016 promptly following this vote to eliminate the disfavored feature in favor of a “double trigger” condition for payment of cash severance upon a Change in Control, and perpetuated the stockholder-favored feature in the new CEO and CFO employment agreements effective June 2018.

The Compensation Committee regularly reviews all elements of compensation to ensure that we remain competitive in the market and to ensure that overall compensation, including the mix of stock and cash, is aligned with our business objectives, our performance and the interests of our stockholders. The Compensation Committee values constructive feedback from our stockholders about executive compensation as discussed below and promotes serious consideration of their viewpoints.

We are committed to meaningful stockholder engagement because it allows us to understand and consider the viewpoints of our stockholders. During 2018, as part of our stockholder engagement, we contacted stockholders accounting for over 65% of our outstanding shares, and received acceptances from, and actively engaged with, stockholders representing over 40% of our outstanding common shares. During much of such outreach, we made available our CEO and several independent directors, representing all of our Board committees, including the Chairs of our Compensation and Nominating/Corporate Governance Committees. Several shareholders declined our invitation to meet, indicating that they were satisfied with our current compensation and corporate governance practices and that they did not deem a meeting necessary at the time. We also arranged for guided property tours for key stockholders who expressed interest.

For a summary of changes we made to our executive compensation practices in response to feedback from our stockholders, see “Corporate Governance Overview—Commitment to Stockholder Engagement” above.

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EXECUTIVE COMPENSATION

Compensation Objectives

The Compensation Committee uses three primary pay elements in its executive compensation program: base salary, annual cash incentive bonuses and long-term equity compensation.

Base salary is intended to attract and retain talented executives and to provide compensation that is commensurate with the executive’s scope of responsibility and effectiveness. Cash incentive bonuses are designed to align the executive’s compensation with our short-term business goals and individual performance goals. Long-term equity compensation focuses on achieving our long-term TSR goals and executive retention. We use long-term equity to retain our executives by rewarding them with equity only if they remain with us for a substantial period of time and if the Company achieves specified average TSR goals over the preceding three-year period. The allocation between cash and non-cash compensation or short- and long-term compensation is established on an annual basis. A significant portion of compensation is at risk and variable depending on both short- and long-term financial performance, with the largest portion designed to incentivize executives to focus on long-term stockholder value creation.

Market Comparison

For 2018, Mercer used comparable data sets from a NAREIT survey to assess compensation levels for named executive officers. This approach is consistent with the one taken since 2015, when due to changes in both the size and comparability of the Company’s historical peers, the Compensation Committee determined to rely primarily on NAREIT survey data rather than peer group information in setting executive pay.

The NAREIT survey data for 2018 represented a total of 143 REITs and uses a broad market reference of REITs with total capitalization under $1.5 billion, from $1.5 billion to $3 billion, as well as retail REITs of all sizes, many of which compete with the Company for executive talent. (As of March 8, 2019, the Company’s total capitalization was approximately $1.1 billion.) Mercer furnished the Compensation Committee with a report that compared the Company’s executive officer compensation to the relevant survey data. This report was considered by the Compensation Committee in setting total compensation for 2018.

In addition, in connection with the design and negotiation of the amended and restated CEO employment agreement, Mercer also provided the Compensation Committee with proxy data for a relevant subset of publicly traded REITs regarding CEO pay levels, pay practices, and contract terms.

Although comparisons of compensation paid to our senior management relative to compensation paid to similarly situated executives in the survey assists the Compensation Committee in determining compensation, the Compensation Committee does not benchmark pay to a specific targeted position and principally evaluates compensation based on the corporate business and strategic objectives and considerations discussed above.

Implementation

The Compensation Committee determines the appropriate level and mix of compensation. The Compensation Committee also considers the individual components of compensation, as well as the total compensation received by each named executive officer, relative to each officer’s performance, the market and the Company’s other named executive officers in making its determination. The amount each executive actually earns varies based on the Company’s performance and the executive’s performance, contribution and overall value to the Company. The Compensation Committee also conducts an annual review of our CEO’s performance and considers these results when determining the CEO’s compensation. Our CEO plays a significant role in setting the compensation for our other

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members of senior management, including named executive officers, by providing the Compensation Committee with an evaluation of their performance, together with recommendations for the amount of the annual cash incentive bonus and the size of long-term equity awards. The Compensation Committee also obtains input from Mercer and has discretion to accept, reject or modify the CEO’s recommendations.

Base Salary

Base salaries for our named executive officers depend on the scope of their responsibilities and performance. Base salary is designed to compensate the executives fairly for services rendered during the year. These salaries are compared to NAREIT executive compensation survey data. The Compensation Committee receives from Mr. Schanzer his recommended salary level for each executive officer (other than Mr. Schanzer) for their review. For 2018, all of the named executive officers’ base salaries remained unchanged from 2017.

The Compensation Committee is required to review base salaries annually and may increase, but not decrease, the salaries of Messrs. Schanzer and Mays and Ms. Zeigler pursuant to the terms of their respective employment agreements. In making decisions regarding executive officers’ base salaries, the Compensation Committee takes into account relevant factors, including individual performance and market compensation data.

In connection with his 2018 contract renewal, and taking into account market conditions impacting Company performance, the Company reduced the CEO’s base pay by $50,000 from $800,000 to $750,000 per annum beginning in 2019.

Annual Cash Incentive Bonus

The Compensation Committee seeks to align the interests of the named executive officers with the interests of stockholders by linking executive pay to individual performance and specified financial objectives.

In setting objectives at the beginning of the year, the Compensation Committee determined that 70% of the bonus of named executive officers would be based on the Company’s attainment of its targeted operating FFO (after taking into account payment of bonuses), and 30% would be based on a qualitative evaluation of the individual performance of each of the executives. Operating FFO is a key annual earnings measurement for the Company, as is the case for other REITs. The Company considers Operating FFO to be a meaningful measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO also provides a consistent basis for comparing the Company’s performance across reporting periods. The Operating FFO bonus targets and actual Operating FFO for 2018 were as follows:

	Threshold	Target	Maximum	Actual

Operating FFO	$0.52 per share	$0.57 per share	$0.62 per share	$0.58 per share

Percentage of Bonus	50%	100%	150%	90%(1)
(1)

Based on actual results, payout would have been at 100% of target (after accounting for payment of bonuses). However, the Compensation Committee and Board exercised their discretion to exclude a portion of certain non-recurring income from Operating FFO, thereby reducing the actual payout to 90%.

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EXECUTIVE COMPENSATION

As indicated above, if Operating FFO for 2018 had been less than $0.52 per share, the CEO, CFO and COO would not have had the right to receive any bonus with respect to Company performance for that year. If earned, the Company performance bonus percentage is computed on a linear basis between the Threshold Operating FFO per share amount to the Target Operating FFO and, likewise from the Target Operating FFO to the Maximum Operating FFO per share that is attainable after taking into account the bonus expense for all of the Company’s employees at that Operating FFO level. Operating FFO for 2018 was $0.58 per share, which would have corresponded to a payout of 100% of target bonuses for each of the named executive officers after taking into account bonus payouts in the calculation of Operating FFO. However, the Compensation Committee and Board elected to exclude certain non-recurring income from operating results, which reduced the payout to 90% of target for the Operating FFO-based portion (70%) of the named executive officers’ annual cash incentive bonuses. For a reconciliation of FFO and Operating FFO to net (loss) income attributable to common shareholders, see Item 7—“Management Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2018 Annual Report.

In early 2019, Mr. Schanzer recommended to the Compensation Committee annual cash incentive bonus targets for each of the senior executives (other than himself), including the CFO and the COO, based on performance over the prior year. The Compensation Committee reviewed the executive officers’ responsibilities and contributions and made its own assessment as to bonuses for the named executive officers, placing significant weight on the recommendations of Mr. Schanzer for Mr. Mays’ and Ms. Zeigler’s bonuses.

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EXECUTIVE COMPENSATION

The Compensation Committee made the following qualitative assessments with respect to individual performance for 2018 and determined all of the named executive officers had achieved their performance goals at 90% of target levels:

Executive	Individual performance for 2018
Mr. Schanzer

•      Continued to successfully implement our long-term strategic plan, resulting in a significant improvement in portfolio quality and a less levered and more flexible capital structure.

•      Seized on favorable market conditions to launch a stock repurchase program at the end of 2018, resulting in the repurchase in the open market or through private transactions of approximately 2.8 million shares of our common stock as of March 8, 2019 at deeply discounted rates averaging $3.25 per share.

•      Guided the Company through key acquisitions central to our redevelopment strategy, including the acquisition of a 99-year ground lease in Washington, D.C. opposite the East River Park Shopping Center and a land parcel acquisition adjacent to the Riverview Plaza Shopping Center, as well as dispositions of lower quality assets consistent with the Company’s value-creation strategy.

•      Maintained strong stockholder outreach throughout the year with over 100 telephonic or in-person meetings, including property tours, with stockholders representing over 40% of the Company’s outstanding stock, establishing a solid basis for stockholder engagement and a receptive platform for constructive exchange.

Mr. Mays

•      Overall responsibility for the Company’s financial activity and an invaluable overall contributor to the Company’s strategy and business initiatives.

•      Extended the Company’s $300 million unsecured corporate credit facility and various unsecured term loans, ensuring that the Company has no debt maturities until 2021.

•      Closed a new $75 million unsecured term loan maturing in 2025, along with corresponding forward interest rate swap agreements to hedge interest rate risk through maturity.

•      Successfully oversaw stock repurchase program at the end of 2018, resulting in the repurchase in the open market or through private transactions of approximately 2.8 million shares of our common stock as of March 8, 2019 at deeply discounted rates averaging $3.25 per share.

•      Completed a partial redemption of 7.25% Series B Preferred Stock (2 million shares).

•      Successfully executed mortgage defeasances on four properties, unencumbering these assets from relatively expensive mortgage debt.

•      Navigated Company’s transition to new revenue recognition lease accounting rules, effective as of January 1, 2019.

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EXECUTIVE COMPENSATION

Executive	Individual performance for 2018
Ms. Zeigler

•      Overall responsibility for administration of Company operations and stewardship of Company’s redevelopment projects.

•      Drove achievement of milestones in redevelopment rollout, including obtaining important entitlements, reaching terms with key anchor tenants, formulating merchandising plans in response to community needs in redevelopment markets, and integrating recent strategic acquisitions into redevelopment plans.

•      Oversaw rebranding and community outreach campaigns to enlist support of critical constituencies.

•      Successfully drove occupancy, merchandising and proactive releasing of vacant anchors, hedging exposure to retail bankruptcies, throughout the Company’s portfolio.

The annual cash incentive bonuses awarded to the CEO, CFO and COO for 2018 are reflected in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

Long-Term Compensation

We believe that outstanding long-term performance is achieved when executives have an ownership position that encourages them to focus on the Company’s long-term success. Long-term equity awards are made to eligible employees to align their long-term interests with those of stockholders, deliver market competitive pay, provide a strong retentive hook, and aid in recruitment. At the same time, by incentivizing our senior management as stakeholders in our performance, the Company benefits on an operational level from improved productivity and efficiency gains, and the associated value creation. Recipients of awards under this program realize value typically over a three-year, and occasionally a five-year, vesting period. We believe that the combination of this extended vesting period with the requirement that our named executive officers continually hold a significant equity position in the Company creates a strong long-term alignment of interests between decision makers at the Company and our stockholders.

Stock awards vest based on either performance, continued service or both, subject to acceleration of vesting in certain circumstances, at the discretion of the Compensation Committee, and as further provided in the employment agreements and/or award agreements with the named executive officers.

With the exception of the CEO’s equity grants which are denominated in shares, our practice is for the Compensation Committee to approve grants of long-term equity compensation as dollar-denominated awards and then to grant a number of shares that have a fair market value equal to the aggregate dollar value of the award based on the closing price of a share of common stock on the day the grant is made.

The Compensation Committee continues to believe that TSR is the most proximate measure to align CEO pay with stockholder value creation. TSR was selected as the basis for the CEO’s performance-based long-term equity award as it ties this portion of the compensation to stockholder value, with the total value of this award corresponding to stock price appreciation and dividends. The Compensation Committee believed that absolute TSR was the appropriate measure for Company performance as: (a) it more directly aligns the interests of our CEO with our stockholders, and (b) there are few other REITs with the Company’s business strategy, making construction of a suitable performance peer group difficult.

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EXECUTIVE COMPENSATION

Mr. Schanzer. When Mr. Schanzer was hired in 2011, he received restricted stock grants totaling 2,500,000 common shares, one-half of which were time-based, vesting upon the seventh anniversary of the date of grant (June 15, 2018), provided that Mr. Schanzer remained continuously employed by the Company through such date, and the other half of which were market performance-based, to be earned only if the total annual return on an investment in the Company’s common stock (TSR) was at least an average of 6.5% per year for the seven years ended June 15, 2018. On June 15, 2018, the 1,250,000 time-based shares vested and the 1,250,000 market performance-based shares were forfeited as the market performance criteria were not achieved.

On June 15, 2018, in connection with his entry into an amended and restated employment agreement, Mr. Schanzer received a grant of 750,000 shares of restricted stock that will vest in full upon the fifth anniversary of the effective date of his employment agreement (June 15, 2023), subject to Mr. Schanzer’s continued employment with the Company through such date. Mr. Schanzer was also granted 250,000 shares of time-based restricted common stock in January 2019 in connection with the renewal of his employment contract that will fully vest upon the fifth anniversary of the effective date of the employment agreement, subject to Mr. Schanzer’s continued employment with the Company through such date. Consistent with time-based restricted grant awards to other participants, dividends will be paid currently on these restricted shares.

Mr. Schanzer was also granted a market performance-based equity award of 1,500,000 restricted stock units (“RSUs”) and 1,500,000 dividend equivalent rights of the Company. Each RSU represents a contingent right to receive one common share if certain market performance criteria are achieved. During the three years ending June 15, 2021 (the “Interim Performance Period,” as defined in the agreement), a maximum of 750,000 shares, or half of the performance-based equity award, can be earned. Any portion of the market performance-based equity award that is not earned as of the end of the Interim Performance Period will be carried forward for calculation over the five years ending June 15, 2023 (the “Full Performance Period”). The percentage of the market performance-based equity award to be earned will be determined based on the Company’s average annual TSR over the Interim Performance Period and/or over the Full Performance Period as follows: if average annual TSR (1) is below 4%, the percentage of grant earned would be 0%, (2) equals 4%, the percentage of grant earned would be 33.3%, (3) equals 6.5%, the percentage of grant earned would be 66.7%, and (4) equals 10% or above, the percentage of grant earned would be 100%. Linear interpolation shall be applied to determine the percentage of the market performance-based equity award that is earned where the average annual TSR over the performance period falls between the percentages set forth above. An independent appraisal determined the value of the market performance-based equity award for the interim and full performance periods to be $3.30 and $2.97 per share, respectively, compared to a market price at the date of grant of $4.38 per share.

TSR was selected as the basis for the CEO’s performance-based long-term equity award because it ties this portion of the CEO’s compensation directly to stockholder value, with the total value of this award corresponding to stock price appreciation and dividends. Consistent with the philosophy underlying Company performance-based LTIP awards, the Compensation Committee believed that absolute TSR was the appropriate measure of the Company’s long-term performance with respect to CEO compensation because: (a) it more directly aligns the interests of our CEO with our stockholders, and (b) there are few other REITs with the Company’s business strategy, making construction of a suitable performance peer group difficult.

The dividend equivalent rights (“DERs”) awarded in connection with the performance-based RSUs will accrue and will be deemed to be reinvested into the Company’s common stock and payment with respect to the DERs will be deferred until the end of the Interim Performance Period, or the Full Performance Period, as the case may be, to coincide with the vesting, if any, of the market performance-based equity award. Only those RSUs that are earned based on our Average Annual

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EXECUTIVE COMPENSATION

TSR achievement will vest and be settled in shares, and DERs are only earned if, and to the extent that, the market performance-based equity awards vest. If Mr. Schanzer fails to achieve the applicable performance targets at the end of the Full Performance Period, any unearned RSUs will be forfeited and he will likewise forfeit the commensurate number of DERs.

If the RSUs vest and if the Company’s Average Annual TSR return for the period between June 15, 2018 and the June 15, 2023 (or, if the RSUs vest earlier pursuant to the terms of the Mr. Schanzer’s employment agreement, the date on which the RSUs vest) is greater than 10%, Mr. Schanzer shall be entitled to a cash amount equal to (i) (A) 500,000 multiplied by (B) a fraction, the numerator of which is the Company’s average annual total shareholder return minus 10% (expressed as a number rather than a percentage) and the denominator of which is ten, (provided that, in no event shall such fraction be greater than one) multiplied, by (ii) (x) if such vesting occurs in connection with a Change in Control, the per share sale price in the Change in Control and (y) in all other circumstances, the average closing price of our common stock for the 20 trading days prior to such vesting date. No additional cash payment will be made for average annual total shareholder return above 20%.

Mr. Schanzer will not be eligible for any additional equity awards under the 2017 Stock Incentive Plan for a period of five years following the effective date of his employment agreement.

Mr. Mays. We did not grant any equity awards to Mr. Mays in 2018. In connection with his entry into his amended and restated employment agreement, Mr. Mays was granted an award of time-based restricted stock that is described below on page 50 in the section entitled “Employment Agreements With Named Executive Officers — New CFO Employment Agreement.”

Ms. Zeigler. On February 7, 2018, the Compensation Committee awarded Ms. Zeigler a grant of 386,266 shares of restricted stock that will vest in full on the fifth anniversary of the grant date, provided she continues to be employed by the Company through such date. This grant is in lieu of any additional grants of Company stock for the three-year period commencing on the date of grant.

Employment Agreements

During 2018, the Company had employment agreements with each of its named executive officers: Messrs. Schanzer and Mays, and Ms. Zeigler. Effective June 2018, upon the natural expiration of the employment agreements of Messrs. Schanzer and Mays, the Company entered into new employment agreements with each, taking into account current thinking as to best compensation practices and constructive input from our stockholders. These agreements are described in detail on page 48 in the section entitled “Employment Agreements With Named Executive Officers.”

Perquisites

The only material perquisites provided to our named executive officers relate to automobile payments and reimbursement for certain expenses incurred. Our named executive officers are not entitled to U.S. Federal income tax gross-ups on any perquisites that are provided.

Retirement Benefits

Named executive officers are given the opportunity to participate in the Company’s tax-qualified 401(k) plans providing for employer and employee contributions. In 2018, the Company matched 100% of the first 3% of eligible employee compensation contributed and 50% of the next 2% of eligible employee compensation contributed up to the annual limit of 4% of eligible compensation, which amounts to $11,000 per recipient for 2018. The Company does not provide supplemental retirement benefits. Messrs. Schanzer and Mays and Ms. Zeigler each received the maximum match.

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EXECUTIVE COMPENSATION

Several members of our senior management team, including Messrs. Schanzer and Mays and Ms. Zeigler, participate in the Company’s 2005 Cedar Realty Trust, Inc. Deferred Compensation Plan (“Rabbi Trust Plan”). Under this deferred compensation plan, participants may defer a portion of their base salaries and cash bonuses on a pre-tax basis and receive a tax-deferred return on such amounts based on the performance of specific investments selected by the participants. Participants may also defer share awards made under the Company’s 2017 Stock Incentive Plan, as well as related dividends. In connection with this plan, the Company has established a “rabbi trust” overseen by an independent trustee (the “Rabbi Trust”) wherein the trustee is directed to make investments of the deferred cash amounts which track as closely as possible to those selected by each participant in order to generally match its liabilities to the participants under the deferred compensation plan with equivalent assets and thereby limit market risk.

Clawback Policy

The SEC has not yet issued final regulations regarding clawback policies under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). We intend to adopt a clawback policy in conformity with the SEC’s final regulations once they have been promulgated. We have chosen to wait to adopt a formal policy until the SEC issues its regulations to ensure that our policy will be fully compliant with the regulations as finally adopted.

Anti-Hedging and Anti-Pledging Policy

We do not consider it appropriate for any of the Company’s officers, directors or employees to enter into speculative transactions in the Company’s securities that are designed to hedge or offset any decrease in market value of the Company’s securities. As a result, the Company prohibits officers, directors or employees from purchasing puts, calls, options or other derivative securities based on the Company’s securities or its correlates. The policy also prohibits hedging or monetization transactions, such as forward sale contracts, equity swaps, collars and exchange funds. Officers, directors and employees may also not purchase securities of the Company on margin, borrow against any account in which the Company’s securities are held or otherwise pledge any securities of the Company.

Share Ownership Guidelines

The Compensation Committee believes that management should have a significant ownership interest and has implemented share ownership guidelines for the named executive officers to more closely align their interests with those of stockholders. The number of shares of our common stock that an executive must own is set as a multiple of the executive’s base salary. Unearned performance shares and restricted stock units and unvested restricted stock count toward an executive’s ownership of our common stock under the guidelines. For the CEO, the multiple is four times base salary, while for the other named executive officers, the multiple is two times base salary, in each case with a four-year phase-in period.

Named Executive Officer	Stock Ownership Target as a Multiple of Salary	In Compliance* (Yes/No)

Bruce J. Schanzer	4x	Yes

Philip R. Mays	2x	Yes

Robin M. Zeigler	2x	Yes
*	As of March 8, 2019.

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EXECUTIVE COMPENSATION

Risk Mitigation

The Compensation Committee assesses executive compensation, and particularly annual cash incentive bonuses and long-term incentive compensation, in light of corporate and operational risks facing the Company. Based on these assessments, our executive compensation program includes risk mitigating features, such as: balance between short- and long-term incentives, cash versus equity pay, fixed versus variable pay, multiple performance measures, and anti-hedging and anti-pledging policies.

The Company’s share ownership requirements for named executive officers further mitigates risk by reinforcing alignment of executives’ incentives with Company performance.

Compensation Risk Management Features

• Mix of fixed and variable pay

• Balanced, risk-adjusted performance measures

• Pay-for-performance process that bases individual awards on Company financial results and stock performance

• Deferral of a majority of variable compensation through equity-based awards

• Substantial stock ownership for directors and executive officers ensuring alignment with stockholders

Tax Deductibility of Compensation

The financial reporting and income tax consequences to the Company of the compensation components for executive officers are considered by the Compensation Committee in analyzing the level and mix of compensation. Section 162(m) of the Internal Revenue Code (the “Code”) prohibits publicly traded companies from taking a tax deduction for compensation in excess of $1 million paid to the chief executive officer and certain of its other most highly compensated executive officers who are “covered employees” under Section 162(m). Certain “performance-based compensation” with respect to taxable years beginning on or before December 31, 2017 or payable pursuant to a binding written agreement in effect on and not materially modified after November 2, 2017, is excluded from this $1 million cap. The Compensation Committee continues to evaluate the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate the Company’s executive officers as it determines appropriate.

Compensation Committee Report

The Compensation Committee and management of the Company reviewed and discussed the Compensation Discussion and Analysis required by the Securities Exchange Act of 1934. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our 2018 Annual Report.

The Compensation Committee

Gregg A. Gonsalves

Pamela N. Hootkin*

Sabrina L. Kanner**

Roger M. Widmann

*	Compensation Committee Chair.

**	Joined the Compensation Committee effective June 8, 2018.

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EXECUTIVE COMPENSATION

Compensation Committee Interlocks and Insider Participation

Gregg A. Gonsalves, Pamela N. Hootkin, Paul G. Kirk, Jr., Sabrina L. Kanner, and Roger M. Widmann were members of the Compensation Committee during the year ended December 31, 2018. Senator Kirk retired from the Board effective May 2, 2018, and served on the Compensation Committee in 2018 until that date. No member of the Compensation Committee during 2018 was an officer, employee or former officer of ours or any of our subsidiaries or had any relationship that would be considered a compensation committee interlock requiring disclosure in this Proxy Statement pursuant to SEC regulations. None of the executive officers of the Company have served on a board of directors or compensation committee of any other entity that has had any of such entity’s executive officers serve either on the Company’s Board or Compensation Committee.

Summary Compensation Table

The following table sets forth information regarding compensation paid by the Company to Messrs. Schanzer and Mays and Ms. Zeigler, for fiscal years ended December 31, 2018, 2017 and 2016:

Name and Principal Position	Year	Salary(1) ($)		Bonus ($)		Stock Awards(4) ($)	Non-Equity Incentive Plan Compensation(1)(5) ($)	All Other Compensation(6) ($)	Total ($)
Bruce J. Schanzer President and Chief Executive Officer	2018 2017 2016	800,000 800,000 800,000		— — —		9,082,500 — —	720,000 640,000 1,028,000	33,430 29,388 30,522	10,635,930 1,469,388 1,858,522
Philip R. Mays Executive Vice President and Chief Financial Officer	2018 2017 2016	400,000 400,000 381,225		— — —		— — 1,899,995	342,000 304,000 465,380	17,000 16,800 16,600	759,000 720,800 2,763,200
Robin M. Zeigler Executive Vice President and Chief Operating Officer	2018 2017 2016	400,000 400,000 295,385	(2)	— — 535,500	(3)	1,800,000 560,000 99,998	342,000 304,000 —	17,000 16,800 191,152	2,559,000 1,280,800 1,122,035
(1)	Amounts shown include amounts deferred at the election of the named executive officers into the Company’s 401(k) plan, to the extent applicable.

(2)

Ms. Zeigler’s employment as Chief Operating Officer of the Company became effective March 31, 2016, with an annual base salary at the rate of $400,000 per annum. Amounts reflected in the table were prorated as of her start date.

(3)

Represents a signing bonus of $150,000 paid to Ms. Zeigler in April 2016 and a cash bonus for 2016 of $300,000 consistent with the terms of her employment agreement. In addition, this amount includes a bonus of $85,500 paid to Ms. Zeigler in February 2017 based on corporate and individual performance for 2016.

(4)

This column represents the grant date fair value of long-term equity awards granted under the Company’s Stock Incentive Plans. The number of shares granted is calculated in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), not including any estimates of forfeitures related to service-based vesting conditions. The amount reported for Mr. Schanzer in 2018 includes $4,702,500 for performance-based RSUs valued in accordance with FASB ASC Topic 718. Assuming the highest level of performance conditions will be achieved, Mr. Schanzer’s performance-based RSU award had a value of $6,570,000 based on the share price on the grant date. See Notes 2 and 14 to the financial statements in our 2018 Annual Report regarding assumptions we made in determining the fair value of stock awards. Amounts shown include amounts deferred at the election of the named executive officers under the Rabbi Trust Plan described above. See section above entitled, “Executive Compensation — Long-Term Compensation” for a more complete description of the equity awards granted to Mr. Schanzer in connection his new employment agreement.

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EXECUTIVE COMPENSATION

(5)

Represents cash incentive bonuses earned with respect to the years indicated based upon the achievement of corporate and individual performance goals. See the section above entitled “Executive Compensation — Annual Cash Incentive Bonus” for a description of the performance goals and process for determining annual cash bonus amounts.

(6)	For 2018, consists of matching contributions made by the Company on behalf of the named executive officers to its 401(k) plan and automobile allowances and related expenses.

Grants of Plan-Based Awards for Year Ended December 31, 2018

The following table presents the range of possible payouts of equity and non-equity incentive awards granted to the named executive officers in 2018:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Bruce J. Schanzer	N/A 6/15/2018	400,000 —	800,000 —	1,200,000 —	— 500,000	— 1,000,000	— 1,500,000	— 1,000,000	— 9,082,500

Philip R. Mays	N/A	190,000	380,000	570,000	—	—	—	—	—

Robin M. Zeigler	N/A 2/7/2018	190,000 —	380,000 —	570,000 —	— —	— —	— —	386,266	1,800,000

Outstanding Equity Awards at Fiscal Year Ended December 31, 2018

The following table sets forth outstanding equity awards held by our named executive officers as of December 31, 2018:

	Stock Awards

Name	Number of Shares or Units of Time-Based Stock That Have Not Vested (#)	Market Value of Shares or Units of Time-Based Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Bruce J. Schanzer	1,000,000(2)	3,140,000	500,000(7)	1,570,000

Philip R. Mays	276,564(3)	868,411	—	—

Robin M. Zeigler	13,831(4)	43,429	—	—

	93,178(5)	292,579	—	—

	386,266(6)	1,212,875	—	—
(1)	Based on the $3.14 closing price of a share of the Company’s common stock on December 31, 2018.

(2)	These shares are scheduled to vest in full on June 15, 2023, the fifth anniversary of their date of grant, provided that Mr. Schanzer remains employed by us through such date.

(3)	These shares are scheduled to vest in full on February 17, 2021, the fifth anniversary of their date of grant, provided that Mr. Mays remains employed by us through such date.

(4)	These shares are scheduled to vest in full on March 31, 2019, the third anniversary of their date of grant, provided that Ms. Zeigler remains employed by us through such date.

(5)	These shares are scheduled to vest in full on February 22, 2020, the third anniversary of their date of grant, provided that Ms. Zeigler remains employed by us through such date.

(6)

These shares are scheduled to vest in full on February 7, 2023, the fifth anniversary of their date of grant, provided that Ms. Zeigler remains employed by us through such date. This grant is in lieu of any other grants to be made for the following three-year period.

(7)	Represents the threshold number of shares subject to the performance-based award under the terms of the new CEO employment agreement.

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Option Exercises and Stock Vested

No options were granted by the Company or exercised during the fiscal year ended December 31, 2018. None of the named executive officers have ever been granted stock options. The following table sets forth, for each of the named executive officers, information with respect to vesting of restricted stock awards during the year ended December 31, 2018:

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Bruce J. Schanzer	1,250,000	$5,550,000(2)

Philip R. Mays	369,718	$1,475,175(3)

Robin M. Zeigler	—	—
(1)

The value realized on vesting is based on the closing market price per share of our common stock on the NYSE on the day preceding the vesting date, multiplied by the number of restricted stock units that vested.

(2)	Based on a $4.44 closing price per share of common stock on June 14, 2018.

(3)	Based on a $3.99 closing price per share of common stock on March 2, 2018.

Nonqualified Deferred Compensation

Several of our senior executives, including Messrs. Schanzer and Mays and Ms. Zeigler, participate in the Rabbi Trust Plan. Under this deferred compensation plan, participants may defer a portion of their cash salaries and bonuses on a pre-tax basis and receive a tax-deferred return on such amounts based on the performance of specific investments selected by the participants. Participants may also defer share awards made under the 2017 Stock Incentive Plan, as well as related dividends. In connection with this plan, the Company has established the “Rabbi Trust” wherein the trustee is directed to make investments of the deferred cash amounts which track as closely as possible to those selected by each participant in order to generally match its liabilities to the participants under the deferred compensation plan with equivalent assets and thereby limit market risk. Generally, cash deferrals will be distributed in a lump sum on the earlier of the first day of the 61st month following the end of the calendar year to which such deferral relates, or as soon as practicable after the participant’s separation from service for any reason other than death or retirement (or six months thereafter, in the case of any participant who is a “specified employee” within the meaning of Code Section 409A), unless the participant elects to receive the distribution in installments, or to otherwise further defer the distribution, as provided in the Rabbi Trust Plan. Generally, share deferrals will be distributed in a lump sum on the later of (a) the first business day of the January next following the third anniversary date of the grant, or (b) the first business day of the January next following the date on which the share deferrals are scheduled to vest in their entirety based on the original vesting schedule, unless the participant elects to receive the distribution in installments, or to otherwise further defer the distribution, as provided in the Rabbi Trust Plan. In the event of a termination or constructive termination of the Rabbi Trust Plan, such plan provides for an income tax gross up on plan benefits distributed upon such termination or constructive termination.

The following table represents nonqualified deferred compensation held by named executive officers in the Company’s Rabbi Trust as of December 31, 2018:

Name	Executive Contributions in 2018($)(1)	Registrant Contributions in 2018($)	Aggregate Earnings in 2018($)(2)	Cancellation/ Forfeitures in 2018($)(3)	Aggregate Withdrawals/ Distributions in 2018($)	Aggregate Balance at December 31, 2018($)(4)

Bruce J. Schanzer	3,285,000	N/A	(6,517,500)	(4,927,500)	—	6,280,000

Philip R. Mays	—	N/A	(813,098)	—	—	868,411

Robin M. Zeigler	—	N/A	(314,606)	—	—	336,008

(1)	Named executive officer contributions are included in the “Stock Awards” column of the Summary Compensation Table.

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EXECUTIVE COMPENSATION

(2)	The losses in this column represent loss in value due to decrease in share price during the calendar year 2018.
(3)

On June 15, 2018, 1,125,000 shares of Mr. Schanzer’s initial performance-based award granted in 2011, which had been deferred into the Rabbi Trust, were forfeited as a consequence of TSR-based performance targets not having been met.

(4)	All holdings are in Company shares, with values based on the $3.14 closing price of a share of common stock on December 31, 2018.

Employment Agreements With Named Executive Officers

During 2018, the Company had employment agreements with each of its named executive officers: Messrs. Schanzer and Mays, and Ms. Zeigler. Effective June 2018, upon the natural expiration of the employment agreements of Messrs. Schanzer and Mays, the Company entered into new employment agreements with each, taking into account current thinking as to best compensation practices and constructive input from our stockholders.

New CEO Employment Agreement

Effective June 15, 2018, the Company entered into an amended and restated employment agreement with Mr. Schanzer, pursuant to which Mr. Schanzer will continue to serve as President and Chief Executive Officer of the Company. Below is a summary of the material terms of the amended and restated employment agreement.

Base Salary

•	Reduction in base salary commencing January 1, 2019 from $800,000 to $750,000 per annum, subject to annual review and increase in the discretion of the full Board.

Bonus

•	Target annual bonus equal to 100% of base salary, subject to the achievement of performance criteria established by the Board or Compensation Committee.

Long-Term Incentive Compensation (Time- and Performance-Based)

•

Initial time-based grants of 750,000 restricted shares of common stock, and 250,000 restricted shares of common stock of the Company on June 15, 2018 and January 2, 2019, respectively, amounting in the aggregate to $4.38 million, which will vest in full on the fifth anniversary of the effective date of the agreement (June 15, 2023), subject to Mr. Schanzer’s continued employment by the Company through such date.

•

Grant of 1,500,000 performance-based RSUs and associated DERs of the Company on June 15, 2018, which will vest and be earned, if at all, based on the Company’s Average Annual TSR over a five-year performance period as set forth in the employment agreement, with the ability to earn up to 50% of such grant at the conclusion of an interim three-year measurement period. The target number of RSUs subject to the award is 1,000,000 and is based on achievement of 6.5% Average Annual TSR. In order for any portion of the RSUs to vest and be earned, our Average Annual TSR for the relevant performance period must be at least 4%. The associated DERs are not paid until the performance criteria are achieved and will be forfeited to the extent such criteria are not achieved. See the section entitled “Executive Compensation — Long-Term Compensation” above for additional information regarding the performance-based RSUs granted to Mr. Schanzer.

•

If the RSUs vest and if the Company’s Average Annual TSR return for the period between June 15, 2018 and the June 15, 2023 (or, if the RSUs vest earlier pursuant to the terms of Mr. Schanzer’s employment agreement, the date on which the RSUs vest) is greater than 10%, Mr. Schanzer shall be entitled to a cash amount equal to (i) (A) 500,000 multiplied by (B) a fraction, the numerator of which is the Company’s average annual total shareholder return minus 10% (expressed as a number rather than a percentage) and the denominator of which is ten, (provided that, in no event shall such fraction be greater than one multiplied, by

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EXECUTIVE COMPENSATION

(ii) (x) if such vesting occurs in connection with a Change in Control, the per share sale price in the Change in Control and (y) in all other circumstances, the average closing price of our common stock for the 20 trading days prior to such vesting date. No additional cash payment will be made for average annual total shareholder return above 20%.

Term

•	Five years.

Payments to CEO Upon Termination

Upon a termination of Mr. Schanzer’s employment by the Company without “cause,” Mr. Schanzer’s resignation for “good reason,” termination of Mr. Schanzer’s employment by reason of death or disability or a “change in control” (all as defined in the employment agreement), the time-based restricted stock awards are subject to full acceleration and the RSUs and DERs are subject to acceleration as set forth in the employment agreement.

If Mr. Schanzer’s employment is terminated by the Company without cause or by Mr. Schanzer for good reason, or his employment is terminated by the Company by reason of death or disability, the employment agreement provides that, subject to his execution of a separation agreement and release, he will be entitled to receive a lump sum cash payment equal to 250% of the sum of his annual base salary at the rate applicable on the date of termination and his target annual bonus for the year of termination. In addition, pursuant to the terms of the employment agreement, the Company is required to provide Mr. Schanzer with disability, accident and health insurance substantially similar to those insurance benefits that Mr. Schanzer was receiving immediately prior to the date of termination for 12 months following the date of termination or a cash payment in lieu thereof (reduced to the extent comparable benefits are actually received by Mr. Schanzer during such period) and accelerated vesting of any options, restricted common stock, and restricted stock units granted to Mr. Schanzer, including the equity awards granted pursuant to the employment agreement. Any amounts payable in the event of death or disability will be reduced by the amounts payable under any life or disability insurance policy sponsored by the Company and/or the Operating Partnership. In the event Mr. Schanzer’s employment is terminated at any point in 2019, the severance payment will be no less than $3,750,000.

If the Company terminates Mr. Schanzer’s employment following the expiration of the term of the employment agreement or Mr. Schanzer terminates his employment following of the expiration of the term of the employment agreement due to the Company’s failure to continue to provide Mr. Schanzer with base salary and annual target bonus opportunities that are in the aggregate at least as favorable as those contained in the employment agreement; and/or the Company’s failure to negotiate in good faith regarding equity incentive awards following the expiration of the term of the employment agreement, subject to his execution of a separation agreement and release, Mr. Schanzer will be entitled to receive a lump sum cash payment equal to 150% of the sum of his annual base salary at the rate applicable on the date of termination and his target annual bonus for the year of termination.

Payments to the CEO upon termination are summarized in the table on page 52 entitled, “Payments Upon Termination Without Cause or Due to Death or Disability or By Executive for Good Reason.” References to the Company above include, where applicable, the Operating Partnership.

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EXECUTIVE COMPENSATION

New CFO Employment Agreement

Effective June 6, 2018, the Company entered into an amended and restated employment agreement with Mr. Mays, pursuant to which Mr. Mays will continue to serve as Executive Vice President, Chief Financial Officer and Treasurer of the Company.

Base Salary

•	Base salary to remain at the rate of $400,000 per annum, subject to annual review and increase in the discretion of the full Board.

Bonus

•

Target annual bonus equal to 95% of base salary, consistent with prior agreement, subject to the discretion of and requirements established by the Board, upon recommendation of the Compensation Committee.

Long-Term Incentive Compensation (Time- and Performance-Based)

•

Participation in Company’s long-term incentive compensation plan, with annual awards within the discretion of, and subject to requirements established by the Board, based on recommendations of the Compensation Committee

•

Initial time-based grant of 129,032 shares of restricted common stock of the Company on January 2, 2019, amounting to approximately $400,000 as of the grant date, which will vest in full on the fifth anniversary of the grant date, subject to Mr. Mays’ continued employment by the Company through such date.

Term

•	“At-will”, meaning that subject to the terms of the agreement, Mr. Mays’ employment may be terminated by the Company or Mr. Mays at any time and for any reason.

Payments to CFO Upon Termination

If Mr. Mays’ employment with the Company is terminated for any reason, his employment agreement provides that Mr. Mays (or his authorized representative or estate) will be entitled to receive (i) payment of any base salary earned through the date of termination, unpaid expense reimbursements and accrued unused vacation; and (ii) any vested benefits Mr. Mays may have under any employee benefit or compensation plan of the Company or the Operating Partnership through the date of termination, which vested benefits are required to be paid and/or provided in accordance with the terms of such employee benefit or compensation plans.

In addition, if Mr. Mays’ employment is terminated by the Company without cause or by Mr. Mays for good reason, the employment agreement provides that, subject to his execution of a general release, he will be entitled to receive a lump sum cash payment equal to 150% (250% if terminated within 90 days prior to or 12 months following a Change in Control (as defined in the employment agreement)) of the sum of his annual base salary at the rate applicable on the date of termination and his target annual bonus for the year of termination, exclusive of any long-term incentive stock awards.

In addition, pursuant to the terms of his employment agreement, if Mr. Mays’ employment is terminated by the Company without cause or by Mr. Mays for good reason, or by reason of death or disability, the Company is required to provide Mr. Mays with (i) disability, accident and health insurance substantially similar to those insurance benefits that Mr. Mays was receiving immediately prior to the date of termination for 12 months (24 months if terminated within 90 days prior to or 12 months following a Change in Control) following the date of termination or a cash payment in lieu thereof (reduced to the extent comparable benefits are actually received by Mr. Mays during such period) and (ii) accelerated

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EXECUTIVE COMPENSATION

vesting of any options, restricted common stock, and any other awards granted to Mr. Mays under any employee benefit plan that have vested. In addition, if Mr. Mays’ employment is terminated by reason of disability, the employment agreement provides that he will be entitled to receive a lump sum payment equal to his annual base salary at the rate applicable on the date of termination. Any amounts payable in the event of death or disability will be reduced by the amounts payable under any life or disability insurance policy sponsored by the Company.

Payments to the CFO upon termination are summarized in the table on page 53 entitled, “Payments Upon a Change in Control with Termination.” References to the Company above include, where applicable, the Operating Partnership.

COO Employment Agreement

Effective August 14, 2016, the Company entered into an amended and restated employment agreement with Ms. Zeigler, pursuant to which Ms. Zeigler continues to serve as Executive Vice President, Chief Operating Officer of the Company.

Base Salary

•	$400,000 per annum, subject to annual review and increase in the discretion of the full Board.

Bonus

•	Target annual bonus equal to 95% of base salary, subject to the discretion of and requirements established by the Board, upon recommendation of the Compensation Committee.

Term

•	Three years from effective date of original employment agreement (March 31, 2019).

Payments to COO Upon Termination

If Ms. Zeigler’s employment is terminated by the Company without “cause” or by Ms. Zeigler for “good reason,” or her employment is terminated by the Company by reason of death or disability (all as defined in the employment agreement), the employment agreement provides that, subject to her execution of a separation agreement and release, she will be entitled to receive a lump sum cash payment equal to 250% of the sum of her annual base salary at the rate applicable on the date of termination and her highest annual bonus for the preceding two full fiscal years, exclusive of any long-term incentive stock awards.

In addition, pursuant to the terms of her employment agreement, if Ms. Zeigler’s employment is terminated by the Company without cause or by Ms. Zeigler for good reason, or by reason of death or disability, the Company is required to provide Ms. Zeigler with (i) disability, accident and health insurance substantially similar to those insurance benefits that Ms. Zeigler was receiving immediately prior to the date of termination for 12 months following the date of termination or a cash payment in lieu thereof (reduced to the extent comparable benefits are actually received by Ms. Zeigler during such period) and (ii) accelerated vesting of any options, restricted common stock, and any other awards granted to Ms. Zeigler under any employee benefit plan that have vested.

Payments to the COO upon termination are summarized in the table on page 53 entitled, “Payments Upon a Change in Control with Termination.” References to the Company above include, where applicable, the Operating Partnership.

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EXECUTIVE COMPENSATION

Restrictive Covenants

Each employment agreement also provides that each executive will not compete with the Company or hire any employees of the Company for a period of one year after the termination of the executive’s employment (unless, in the case of Ms. Zeigler, her employment is terminated by the Company without cause or by her for good reason).

The tables below set forth the estimated severance payments that would have been made to each of our named executive officers based on a hypothetical termination date or Change in Control date of December 31, 2018 and using the closing price of our stock on December 31, 2018. These amounts are estimates and the actual amounts to be paid can be determined only at the time of the termination of the executive’s employment without cause or by the executive for good reason or upon a Change in Control. Under each employment agreement, there are also various circumstances under which termination of employment results in no severance due.

Payments Upon Termination Without Cause or Due to Death or Disability or By Executive for Good Reason

The following table sets forth the estimated severance payments that would have been made to each of our named executive officers in the event of a termination by the Company without cause or by the executive for good reason, or (i) for Mr. Schanzer and Ms. Zeigler, upon a termination due to death or disability; (ii) for Mr. Mays, upon a termination due to disability, that does not occur within 90 days prior to or within 12 months following a Change in Control, assuming such termination occurred on December 31, 2018.

Name	Cash Compensation (Salary and Bonus) ($)		Value of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)

Bruce J. Schanzer	4,785,000		2,355,000	27,664	7,167,664

Philip R. Mays	1,170,000	(1)	868,411	16,862	2,055,273	(1)

Robin M. Zeigler	1,855,000		1,548,883	27,664	3,431,547
(1)	If termination were pursuant to disability, Mr. Mays would have received an additional $400,000 in cash compensation.

Payments Upon a Change in Control Without Termination

The following table sets forth the estimated payments that would have been made to each of our named executive officers upon a Change in Control assuming such event occurred on December 31, 2018.

Name	Cash Compensation ($)		Value of Stock Awards ($)(2)	Medical and Other Benefits ($)	Total ($)

Bruce J. Schanzer	785,000	(1)	2,355,000	—	3,140,000

Philip R. Mays	—		868,411	—	868,411

Robin M. Zeigler	—		1,548,883	—	1,548,883
(1)

In the event that a Change in Control had occurred prior to January 1, 2019, in lieu of the 250,000 time-based restricted stock award that was granted to Mr. Schanzer in January 2019, Mr. Schanzer would have been entitled to a cash payment equal to 250,000 multiplied by the value of the consideration received by the Company’s stockholders per share of common stock which, for purposes of this table, is assumed to be equivalent to the closing price of a share of common stock on December 31, 2018.

(2)

Pursuant to the terms of the 2017 Stock Incentive Plan, all equity awards subject to time-based vesting accelerate and become fully vested upon a Sale Event (as defined in the 2017 Stock Incentive Plan) unless otherwise provided in the applicable award agreement.

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EXECUTIVE COMPENSATION

Payments Upon a Change in Control With Termination

The following table sets forth the estimated severance payments that would have been made to each of our named executive officers in the event of a termination by the Company without cause or by the executive for good reason (or, in the case or Mr. Schanzer and Ms. Zeigler, upon a termination due to death or disability) that occurs within 90 days prior to or within 12 months following a Change in Control, assuming such termination occurred on December 31, 2018.

Name	Cash Compensation (Salary and Bonus) ($)	Value of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)

Bruce J. Schanzer	4,785,000	2,355,000	27,664	7,167,664

Philip R. Mays	1,950,000	868,411	33,724	2,852,135

Robin M. Zeigler	1,855,000	1,548,883	27,664	3,431,547

CEO Pay Ratio

The Dodd-Frank Act requires the Company to determine the ratio of the CEO’s annual total compensation (as set forth in the “Total” column of the Summary Compensation Table) to that of the Company’s median employee. Mr. Schanzer, who in 2018 served as a director and President and CEO of the Company, had annual total compensation in 2018 of $10,635,930, as reflected in the Summary Compensation Table included in this Proxy Statement. This number reflects time-based and performance-based equity grants awarded in 2018 in connection with entry into a new five-year employment agreement. A total of $4,702,500, representing performance-based RSUs and corresponding DERs, is at risk of forfeiture if the Company fails to achieve certain TSR-based performance targets at the end of the applicable performance periods.

The annual total compensation for the Company’s median employee (excluding Mr. Schanzer) for 2018 was $115,344. We identified our median employee in 2017 by calculating compensation in a manner consistent with the requirements for reporting compensation in the Summary Compensation Table for named executive officers and included all individuals who were employed by us on December 31, 2017. Reportable wages were annualized for those employees who were not employed for a full calendar year. Our median employee is based in our corporate headquarters in Port Washington, New York. We are using the same median employee we used in 2017 for purposes of the 2018 CEO pay ratio because there have not been any material changes in our employee population or compensation practices in 2018.

Mr. Schanzer’s 2018 annual compensation was approximately 92.2 times that of our median employee’s total compensation for 2018. The ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Compensation of Non-Employee Directors

The Compensation Committee periodically reviews compensation paid by a peer group of similarly-sized companies to their directors. The Compensation Committee considers aggregate compensation paid by the Company to its non-employee directors relative to total revenues, as compared to similarly-sized public companies. In 2018, the annual retainer for all non-employee

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EXECUTIVE COMPENSATION

directors was $32,000 and the non-executive Chairman of the Board received an additional $75,000 cash retainer. The annual retainer for each committee member was $4,000 and the annual retainer for committee chairs was $15,000. In 2018, directors did not receive any meeting attendance fees with respect to either Board or committee meetings. In 2018, each independent director also received an annual grant of restricted stock with a grant date fair value of $65,000 that vests in full on the third anniversary of the date of grant, absent some condition giving rise to accelerated vesting (with the exception of Ms. Kanner, who joined the Board on June 8, 2018 and received a pro-rated restricted stock grant with the same vesting terms with a grant date fair value of $36,861).

Compensation of non-employee directors will remain unchanged for 2019. Cash and equity compensation awarded to directors is eligible, at the director’s election, for tax deferral under the Company’s Rabbi Trust Plan. Pursuant to the terms of the 2017 Stock Incentive Plan, cash retainers and equity grants to non-employee directors are subject to an annual per-director cap of $750,000, and this would remain unchanged under the current proposed amendment.

The following table details director compensation in 2018, which reflects the compensation described above. Mr. Schanzer does not receive additional compensation for serving as a director.

Director Compensation for Fiscal Year Ended December 31, 2018

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)

Abraham Eisenstat	49,973	65,000	114,973

Gregg A. Gonsalves	40,000	65,000	105,000

Pamela N. Hootkin	55,000	65,000	120,000

Sabrina L. Kanner	22,527	36,861	59,388

Paul G. Kirk, Jr.(4)	18,585	65,000	83,585

Steven G. Rogers	55,000	65,000	120,000

Roger M. Widmann	115,000	65,000	180,000

(1)

Amounts shown include fees for annual retainer ($32,000 for the non-employee directors plus $75,000 additional for the non-executive Chairman), committee membership ($4,000), and committee chair fees ($15,000).

(2)

The amounts represent the grant date fair value of restricted stock awards granted to the directors in 2018, in accordance with FASB ASC Topic 718, not including any estimates of forfeitures related to service-based vesting conditions. See Note 2 to the financial statements in our 2018 Annual Report regarding assumptions we made in determining the fair value of stock awards. Each director received a grant of restricted stock with a grant date fair value of $65,000 that will vest in full on the third anniversary of the date of grant with the exception of Ms. Kanner, who was awarded a pro-rated restricted stock award with the same vesting terms with a grant date fair value of $36,861. The number of shares granted is calculated based on the closing share price on the date of grant. For 2018, director share grants were made on January 2, 2018, based on a closing share price of $6.16, except for Ms. Kanner, whose pro-rated grant was made based on a closing share price of $4.53 on June 8, 2018.

(3)

As of December 31, 2018, each director held 28,398 restricted shares which had not yet vested as of year-end, with the exceptions of Mr. Gonsalves, who held 18,955 unvested restricted shares, Ms. Kanner, who held 8,137 unvested restricted shares and Mr. Rogers, who held 26,345 unvested restricted shares, all as of year-end 2018. All of these shares are included in the security ownership chart for directors and executive officers included in this Proxy Statement.

(4)	Mr. Kirk retired as a director of the Company, effective May 2, 2018, and 28,398 unvested shares became vested on an accelerated basis at that time.

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EXECUTIVE COMPENSATION

The Compensation Committee has established target share ownership guidelines for our directors to more closely align their interests with those of our stockholders. For each director who has served as a director for at least four years, such director is expected to own shares of our common stock, including restricted stock, totaling not less than the number of shares constituting the equity portion of his or her annual retainer in the aggregate over the previous four years. Based on the directors’ disclosure to the Company, all of the Company’s 2018 directors who were beyond their four-year phase-in compliance period satisfied the share ownership requirement. In addition, Mr. Eisenstat, although still within his phase-in compliance period, already met the requisite share ownership requirement that would have applied had he been with the Company for four years or more.

In addition, we have adopted a policy that prohibits directors from hedging or pledging securities of the Company, as described above under the heading “Anti-Hedging and Anti-Pledging Policy” on page 43 above.

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AUDIT MATTERS

AUDIT MATTERS

Audit Committee Report

The Audit Committee presently comprises Steven G. Rogers (Chair), Abraham Eisenstat, Gregg A. Gonsalves and Pamela N. Hootkin, all of whom are independent directors as defined by Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards and Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee operates under a written charter, which was adopted by the Board. A copy of the charter is available on the Company’s website at www.cedarrealtytrust.com. The Audit Committee appoints the Company’s independent registered public accounting firm, which is presently Ernst & Young LLP (“Ernst & Young”). Ernst & Young has served as the Company’s independent auditor since 1984.

The Audit Committee oversees the Company’s financial reporting on behalf of the Board and has sole authority to approve all audit engagements and appointment of internal auditors, including fees and terms. Company management has primary responsibility for preparing the Company’s financial statements and the financial reporting process, including establishing and maintaining effective internal control over financial reporting and, along with the Audit Committee, evaluating the effectiveness of internal control over financial reporting. Ernst & Young is responsible for performing an independent audit of (i) the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and (ii) the Company’s internal control over financial reporting, and issuing reports thereon.

In this context, during 2018 the Audit Committee met four times and held separate discussions with management, the accounting firm that provides internal audit services to the Company and Ernst & Young. The Audit Committee met with Ernst & Young to discuss its plans and scope for the fiscal 2018 audits and also discussed the procedures and scope with the firm performing the internal audit for 2018. The Audit Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting, including compliance with the COSO 2013 principles, and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with Ernst & Young the critical accounting policies and practices used in the preparation of the Company’s audited financial statements. Management and Ernst & Young represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed with Ernst & Young its judgments as to the quality, not just acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the standards of the PCAOB, including PCAOB Auditing Standard No. 16, the rules of the Securities and Exchange Commission (the “SEC”) and other applicable regulations. In addition, the Audit Committee discussed with Ernst & Young the firm’s independence from Company management and the Company, including the matters in the letter from Ernst & Young required by PCAOB Rule 3526, and considered the compatibility of non-audit services with Ernst & Young’s independence. The Audit Committee also discussed with Ernst & Young matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

The Audit Committee received and reviewed a report from the internal auditors detailing the results of such firm’s internal audit procedures and the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee discussed with Ernst & Young the Company’s internal quality control procedures and any material issues raised by Ernst & Young’s most recent internal quality control review. The Audit Committee, after discussions with management, approved the fees for various services performed by Ernst & Young.

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AUDIT MATTERS

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent public accountants, both in fact and appearance. Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent public accountants and determines whether to re-engage the current independent public accountants. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent public accountants, their capabilities and their technical expertise and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has retained Ernst & Young as the Company’s independent public accountants for the audit of the Company’s financial statements for the year ending December 31, 2019.

The members of the Audit Committee and the Board believe that, due to Ernst & Young’s knowledge of the Company and of the industry in which the Company operates, it is in the best interests of the Company and its stockholders to continue the retention of Ernst & Young to serve as the Company’s independent public accountants. Although the Audit Committee has the sole authority to appoint the independent public accountants, the Audit Committee intends to continue to recommend that the Board ask the stockholders, at this Annual Meeting, to ratify the appointment of the independent public accountants.

Based on the review and discussions with management, the internal auditors and Ernst & Young, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee has recommended to the Board the inclusion of the audited consolidated financial statements and related schedule, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting, in the Company’s 2018 Annual Report.

The Audit Committee

Abraham Eisenstat

Gregg A. Gonsalves

Pamela N. Hootkin

Steven G. Rogers*

*	Audit Committee Chair

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the years ended December 31, 2018 and 2017:

	2018 Actual Fees ($)	2017 Actual Fees ($)

Audit Fees(1)	874,500	953,800

Audit-Related Fees	—	—

Tax Fees(2)	131,975	55,525

All Other Fees	—	—

(1)

Audit Fees for 2018 and 2017 were incurred for professional services in connection with the audit of our consolidated financial statements and internal control over financial reporting for the years ended December 31, 2018 and 2017, reviews of our interim consolidated financial statements which are included in each of our quarterly reports on Form 10-Q for the years ended December 31, 2018 and 2017, and certain accounting consultations. In addition, audit fees for 2017 include the preparation of “comfort letters” in connection with the issuance of certain of our securities.

(2)

Tax fees for 2018 include tax compliance and preparation, and tax consulting services related to tax planning for certain of our redevelopments. Tax fees for 2017 are solely for tax consulting services relating to tax planning for certain of our redevelopments.

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AUDIT MATTERS

All audit and tax fees were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company’s auditors was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The policy of the Audit Committee provides for pre-approval of the yearly audits, quarterly reviews and tax compliance on an annual basis. As individual engagements arise, they are approved on a case-by-case basis. The Audit Committee may delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Consideration of these Fees

The Company’s Audit Committee has considered whether the provisions of the services covered under the category of “Audit-Related Fees” are compatible with maintaining the independence of Ernst & Young LLP, and concluded Ernst & Young LLP is independent.

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PROPOSAL 2: APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2: APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019. A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

Although ratification by stockholders is not a prerequisite to the power of the Audit Committee to appoint Ernst & Young LLP as our independent registered public accounting firm, our Board and the Audit Committee believes such ratification to be advisable and in the best interests of the Company. If the appointment of Ernst & Young LLP is ratified, the Audit Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time. If stockholders do not ratify the appointment of Ernst & Young LLP, the appointment of an independent registered public accounting firm will be reconsidered by the Audit Committee.

The affirmative vote of a majority of the votes cast at the Annual Meeting either in person or by proxy is required to approve this Proposal.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

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PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. At the Company’s 2018 Annual Meeting of Stockholders, approximately 98% of our stockholders approved the executive compensation of the Company.

As described in the section, “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to reward our named executive officers for the achievement of short- and long-term strategic and operational goals and, for the CEO, achievement of certain TSR goals, while at the same time avoiding unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee. Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

The affirmative vote of a majority of the votes cast at the Annual Meeting either in person or by proxy is required to approve this Proposal.

Accordingly, we ask our stockholders to vote on the following resolution at this meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED”.

The Board of Directors unanimously recommends a vote “FOR” approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

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PROPOSAL 4: APPROVAL OF FIRST AMENDMENT TO 2017 STOCK INCENTIVE PLAN

PROPOSAL 4: APPROVAL OF FIRST AMENDMENT TO 2017 STOCK INCENTIVE PLAN

At our Annual Meeting, our stockholders will be asked to approve an amendment to our 2017 Stock Incentive Plan to increase the total number of shares of our common stock reserved for issuance under the plan by 2,000,000 shares, or from 4,000,000 shares to 6,000,000 shares (the “Plan Amendment”). The Plan Amendment was approved by the Board on February 5, 2019, subject to stockholder approval of this proposal at the Annual Meeting. The Plan Amendment is intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of directors, officers, and employees upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. No portion of the additional 2,000,000 shares may be used for grants to Mr. Schanzer, our CEO.

Our Board of Directors unanimously recommends that our stockholders vote “FOR” approval of the Plan Amendment.

The affirmative vote of a majority of the votes cast at the Annual Meeting either in person or by proxy is required to approve this Proposal.

Overview of Plan Amendment and Key Features of the 2017 Stock Incentive Plan

The 2017 Stock Incentive Plan was adopted by our Board on March 14, 2017 and approved by our stockholders on May 2, 2017 at the 2017 Annual Meeting of Stockholders. The 2017 Stock Incentive Plan implemented numerous best-practice enhancements to the Company’s corporate governance practices with respect to equity compensation, including:

✓	Permits continued alignment with stockholders’ interests through use of equity compensation to create long-term incentives as a critical part of the overall pay mix

✓	Minimum one-year vesting for all types of equity awards, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards

✓	No repricing of options or SARs without prior stockholder approval

✓	No liberal share recycling

✓	Any material plan amendments require stockholder approval

✓	Caps on annual equity awards

✓	Caps on annual director compensation

Equity incentive compensation plans like the 2017 Stock Incentive Plan are an important tool to attract, retain and motivate executives and employees. Our Board believes that incentives and stock-based awards focus our employees on the objective of creating stockholder value and promoting our success over time, as well as further aligning employees’ interests with those of our stockholders and encouraging their long-term commitment to the Company.

Due to the significant and unanticipated reduction in the trading price of our common stock over the past several months, the Board has determined that the current equity share pool reserve under the 2017 Stock Incentive Plan will not be sufficient for our anticipated equity award needs into 2020 and beyond. Therefore, if stockholders do not approve the Plan Amendment, our future ability to issue equity-based awards will be limited, which could have significant negative consequences for our ability to recruit and retain qualified senior employees.

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Reason for Plan Amendment

The 2017 Stock Incentive Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and Board believe that we must continue to offer a competitive equity compensation program as part of our overall competitive pay mix in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

In addition, our compensation philosophy reflects broad-based eligibility for equity incentive awards. Approximately 64% of our employees were eligible for equity awards as of March 8, 2019. Of the 82 eligible participants in the 2017 Stock Incentive Plan as of March 8, 2019, including named executive officers and directors, approximately two-thirds of them held outstanding equity awards. By ensuring that our employees and directors hold equity awards, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

We believe we have employed responsible grant practices over the years. Our philosophy of supporting alignment with stockholder interests through issuance of both annual and multi-year grants allows grantees to accumulate incentives to steward the Company to long-term success as it executes its strategic mission.

Our long-term incentive practice is to grant equity-based compensation awards that have a target value equal to a dollar amount that our Compensation Committee determines is competitive with the target value of long-term incentive awards granted by our peers, taking into account our overall pay mix relative to our peers and the appropriate balance that annual cash incentives and equity awards provides in terms of short- and long-term objectives. Our equity awards are therefore a critical piece of that pay mix, which allows us to compete for the best talent possible, and to retain and drive the performance of our executives and key employees.

Based on the closing price of our common stock as reported by the NYSE on May 2, 2017, the date on which our stockholders approved the 2017 Stock Incentive Plan, the aggregate market value of the 4,000,000 shares of common stock authorized for issuance under the plan was $21,640,000. However, the stock prices of publicly traded REITs in the real estate sector, and the subsector of shopping center REITs, have declined significantly over the past 18 months, including our stock price.

A consequence of the substantial and unanticipated decline in our stock price has been that in order to provide equity grants to key employees with a similar dollar value as those typically issued prior to the decline, we have been required to make equity grants covering substantially more shares than originally contemplated at the time the 2017 Stock Incentive Plan was adopted.

As of March 8, 2019, there were no stock options outstanding under our equity compensation plans. In addition, as of March 8, 2019, there were 2,808,182 unvested full value awards with time-based vesting and 1,500,000 unvested full value awards with performance-based vesting outstanding under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of March 8, 2019. As of March 8, 2019, the Company had 365,046 shares remaining and available to grant under the 2017 Stock Incentive Plan.

Equity-based compensation is a critical component of our overall competitive pay mix, which is designed to achieve the appropriate balance between short- and long-term incentives through annual cash bonuses and equity awards, respectively. While the Board has considered alternatives to the issuance of equity awards as a means to provide long-term incentives to our key employees, including the adoption of additional cash incentive programs, our Compensation Committee believes equity awards are the most effective mechanism for creating long-term incentives for value generation. Equity awards are also preferable to cash incentive awards because they do not require the near-term use of limited cash resources. Any additional cash incentive awards would place significant additional pressure on our cash reserves and liquidity position. We believe equity awards have the benefit of

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PROPOSAL 4: APPROVAL OF FIRST AMENDMENT TO 2017 STOCK INCENTIVE PLAN

more closely aligning the interests of our directors, officers and employees with those of our stockholders, which is an important component of our compensation philosophy. A significant increase in the cash component of our long-term incentive program awards could cause significant misalignment between executive and stockholder interests.

A copy of the proposed First Amendment to our 2017 Stock Incentive Plan is attached hereto as Annex A.

Summary of the 2017 Stock Incentive Plan, as Amended

The following description of certain features of the 2017 Stock Incentive Plan (as it would be amended as contemplated by this Proposal No. 4) is intended to be a summary only. Except for the increase in authorized shares resulting from the proposed Plan Amendment, this summary is substantially the same summary that was included in the Company’s definitive proxy statement in connection with the 2017 Annual Meeting of Stockholders and no other changes are being made to the 2017 Stock Incentive Plan.

Administration. The 2017 Stock Incentive Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934 and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants) are eligible to participate in the 2017 Stock Incentive Plan, subject to the discretion of the Compensation Committee. As of March 8, 2019, 82 individuals are currently eligible to participate in the 2017 Stock Incentive Plan, which includes three named executive officers, 73 employees who are not named executive officers, six non-employee directors and no consultants.

Award Limits. There are certain limits on the number of awards that may be granted under the plan. For example, no more than 1,000,000 shares of common stock may be granted in the form of stock options or stock appreciation rights to any one individual during any one calendar year period, and no more than 500,000 shares of common stock may be granted pursuant to awards other than stock options or stock appreciation rights to any individual grantee in any calendar year. The maximum performance-based award payable to any grantee in a performance cycle is 2,500,000 shares of common stock. In addition, no more than 2,500,000 shares of common stock may be granted in the form of incentive stock options.

Director Compensation Limit. The 2017 Stock Incentive Plan provides that the value of all awards awarded under the plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $750,000. For purposes of this limit, the value of any equity incentive awards made to a non-employee director shall be equal to the grant date fair value determined based on the closing price of our common stock on the date of grant.

Minimum Vesting. No portion of any equity award granted under the 2017 Stock Incentive Plan may vest in less than one year, provided that up to 5% of the shares authorized for issuance under the plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and time-based restricted stock awards have a minimum vesting period of three years. In addition, the Compensation Committee may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to

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vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.

Stock Options. The 2017 Stock Incentive Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons (including consultants). The exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the closing price of the shares of common stock on the NYSE on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee in circumstances involving the optionee’s death, disability or retirement, a change in control or other similar event. In general, unless otherwise permitted by the Compensation Committee, no option granted under the plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock or cash equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividend equivalent rights.

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Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock or cash and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2017 Stock Incentive Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award. Dividend equivalent rights may not be granted as a component of options or stock appreciation rights.

Change in Control Provisions. The 2017 Stock Incentive Plan provides that upon the effectiveness of a “sale event,” as defined in the plan, all awards under the plan will automatically terminate unless the parties to the sale event agree that such awards will be assumed, continued, or substituted by the successor entity; provided that except as may be otherwise provided in the relevant award agreement or employment agreement, all awards with time-based vesting, conditions or restrictions shall become fully vested and non-forfeitable as of the effective time of the sale event, and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in whole or in part in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement or employment agreement. In connection with a sale event, (i) the Company may make or provide for a cash payment to participants holding options and stock appreciation rights, in exchange for the cancellation thereof, equal to the difference between the per share cash consideration in the sale event and the exercise price of the options or stock appreciation rights or (ii) each participant shall be permitted, within a specified period of time prior to the consummation of the sale event, as determined by the Compensation Committee, to exercise all outstanding options and stock appreciation rights held by such participant. The Company shall also have the option to make or provide for payment, in cash or in kind, to grantees holding other awards in an amount equal to the sale price multiplied by the number of vested shares underlying such awards.

Adjustments for Stock Dividends, Stock Splits, etc. The 2017 Stock Incentive Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the plan, to certain limits in the plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2017 Stock Incentive Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Participants may elect to have withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting. Shares tendered in satisfaction of tax liability will no longer be available for future awards under the plan.

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PROPOSAL 4: APPROVAL OF FIRST AMENDMENT TO 2017 STOCK INCENTIVE PLAN

No Repricing of Stock Options or Stock Appreciation Rights. The exercise price of outstanding stock options or stock appreciation rights may not be reduced or repriced in any manner without prior stockholder approval.

Amendments and Termination. The Board may at any time amend or discontinue the 2017 Stock Incentive Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the NYSE, any amendments that materially change the terms of the plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of Plan. The 2017 Stock Incentive Plan was originally adopted by our Board on March 14, 2017 and became effective when approved by stockholders at the 2017 Annual Meeting of Stockholders on May 2, 2017. The Plan Amendment was approved by the Board on February 5, 2019 and will be effective once approved by stockholders at the Annual Meeting. Awards of incentive options may be granted under the 2017 Stock Incentive Plan until the tenth anniversary of March 14, 2017. No other awards may be granted under the plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the 2017 Stock Incentive Plan, as amended by the Plan Amendment, is within the discretion of the Compensation Committee, and possibly subject to various performance factors which cannot, as yet, be determined, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2017 Stock Incentive Plan. The following table provides information concerning the awards that were received by the following persons and groups under the 2017 Stock Incentive Plan during 2018: each named executive officer; all other executive officers, as a group; all non-employee directors, as a group; and all current employees who are not executive officers, as a group.

	Stock Awards(1)

Name and Position	Dollar Value ($)	Number of Shares (#)

Bruce J. Schanzer, President and Chief Executive Officer	9,082,500	2,500,000	(2)

Philip R. Mays, Executive Vice President, Chief Financial Officer and Treasurer	—	—

Robin M. Zeigler, Executive Vice President and Chief Operating Officer	1,800,000	386,266

All other executive officers, as a group	—	—

All non-employee directors, as a group	426,826	71,443

All current employees who are not executive officers, as a group	750,095	147,105

(1)	As of December 31, 2018.

(2)	Of which 1,500,000 are RSUs which shall be settled in shares of common stock, if, and to the extent, they are earned and vest.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2017 Stock Incentive Plan. It does not describe all federal tax consequences under the plan, nor does it describe state or local tax consequences.

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Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2017 Stock Incentive Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2017 Stock Incentive Plan may be limited to the extent that the Company’s “covered employees” (as defined in Section 162(m) of the Code) receive compensation in excess of $1 million a year.

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Equity Compensation Plan Information

The following table sets forth information at December 31, 2018 regarding shares of common stock that may be issued under the Company’s equity compensation plans, including the 2017 Stock Incentive Plan and the Company’s 2012 Stock Incentive Plan.

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans (Excluding Securities in Column A)
Equity compensation plans approved by security holders	1,500,000	N/A	886,377
Equity compensation plans not approved by security holders	0	—	0

Total	0		886,377
(1)	Represents 1,500,000 shares of common stock issuable to Mr. Schanzer upon the vesting of performance-based RSUs at the maximum level of achievement.

(2)	Since RSUs units do not have any exercise price, such units are not included in the weighted average exercise price calculation. There are no outstanding stock options.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the Annual Meeting either in person or by proxy is required to approve this Proposal. Accordingly, abstentions and broker non-votes will not be counted in determining the outcome of this Proposal.

Our Board of Directors unanimously recommends that our stockholders vote “FOR” approval of the Plan Amendment.

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SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

Security Ownership of Certain Beneficial Owners and Management

The following is a schedule of all persons who, to the knowledge of the Company, beneficially owned more than 5% of the outstanding common stock of the Company as of March 8, 2019:

Name and Address	Number of Shares Beneficially Owned		Percent of Stock(1)
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	16,413,265	(2)	18.43%
BlackRock Inc. 55 East 52nd Street New York, NY 10022	13,466,683	(3)	15.12%
T. Rowe Price Small-Cap Value Fund, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	11,629,244	(2)	13.06%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malverne, PA 19355	7,577,375	(4)	8.51%
(1)	Based on 89,050,262 shares of common stock outstanding at the close of business on March 8, 2019.

(2)	According to a Schedule 13G/A filed with the SEC on February 14, 2019.

(3)	According to a Schedule 13G/A filed with the SEC on January 24, 2019.

(4)

According to a Schedule 13G/A filed with the SEC on February 11, 2019, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 79,157 shares of the common stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 81,200 shares of the common stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

The following table sets forth information concerning the security ownership of directors and named executive officers as of March 8, 2019:

Name	Number of Common Shares Beneficially Owned(1)	Percent of Common Stock(2)

Bruce J. Schanzer(3)	2,323,047	2.61%

Philip R. Mays	634,024	*

Robin M. Zeigler	493,275	*

Abraham Eisenstat	193,059	*

Roger M. Widmann	141,442	*

Pamela N. Hootkin	110,711	*

Steven G. Rogers	47,312	*

Gregg A. Gonsalves	39,922	*

Sabrina L. Kanner	29,104	*

Directors and executive officers as a group (9 persons)(3)	4,011,896	4.51%
*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	Based on 89,050,262 shares of common stock outstanding at the close of business on March 8, 2019.

(3)	Includes 40,704 shares of common stock owned by Mr. Schanzer as custodian for his minor children under the Uniform Gifts to Minors Act. Mr. Schanzer disclaims beneficial ownership of these shares.

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SECURITY OWNERSHIP; OFFICERS AND DIRECTORS

Transactions with Related Persons

Our Board has adopted a written policy relating to the review, approval and ratification of transactions between the Company and related persons, pursuant to which any such transactions must be approved by the Audit Committee. The policy applies to transactions or arrangements between us and any related person, including directors, director-nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups. In determining whether to approve a related person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. There were no transactions during 2018 that were subject to our related person transaction policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors, and persons who beneficially own more than 10% of the stock of the Company to file initial reports of ownership and reports of changes in ownership. Such persons are also required by Securities and Exchange Commission regulations to furnish the Company with copies of these reports. Securities and Exchange Commission rules require the Company to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms received, or written representations from certain reporting persons that no filings were required for such persons, we believe that, during 2018, the Company’s executive officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a).

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CORPORATE SOCIAL RESPONSIBILITY

CORPORATE SOCIAL RESPONSIBILITY

At Cedar, we believe in doing well by doing good. This philosophy is reflected in our operational goals of bringing essential retail commerce, such as grocers and other important amenities, to underserved communities in densely-populated urban areas. Consistent with that philosophy, we embrace responsible environmental, social and community stewardship as an essential part of our mission to build a successful business and to shape the communities we serve throughout our portfolio, in addition to our workplace community.

2018 was an important year in terms of demonstrating our commitment as a company to Environmental, Social and Governance Principles. Below are some of the highlights affirming our commitment to corporate social responsibility, both internally and in the markets where we operate:

Environmental

We are committed to sustainability initiatives, in the service of which we are continually exploring ways to bring conservation principles to our real estate projects. In 2018, we completed installation of solar energy panels on our underutilized roof areas at four of our shopping centers in three states for a total system size of 1,400 kilowatts of renewable solar energy. The conversion of two additional centers to solar energy is planned for 2019, to bring our total system size to 3,500 kilowatts, spanning four states. In addition, we completed 15 parking lot conversions to LED lighting, with another 8 LED parking lot conversions scheduled for 2019, in recognition of which the Company received a ThinkLite award in 2018 for our commitment to efficient lighting solutions. We have proposed and received approval to install electric car charging stations at three of our shopping centers in two states, in an effort to facilitate reduction in carbon footprint and fuel emissions. We have also installed trash recycling programs at 13 of our centers, recycling an estimated 688 tons of waste across our centers. We estimate that the environmental impact of our recycling program in 2018 alone was to save 11,693 mature trees, save 275,136 gallons of oil, avoid consumption of 412,704 kilowatt-hours and avoid 5,503 lbs. of greenhouse gases.

In addition to doing our fair share for the global environment, it is our hope that our demonstrated commitment to sustainability initiatives will serve as a positive model of corporate civic responsibility in the communities we serve, and stimulate analogous efforts among our constituencies.

Social

As a company, Cedar has affirmed its commitment to social responsibility in numerous ways. We have added four new directors to our Board in the past four years, each of which enhances diversity with respect to gender, ethnicity or professional experience, or a combination thereof. We are proud to have one-third of our independent Board comprised of female directors. We value not only the diversity of experience these professionals bring to our Board room, but also the enriched cognitive diversity they bring to our collective approach to problem solving. In terms of our corporate culture, approximately 55% of our mid-level, non-executive managers are female, as well as nearly one-third of our executive team. 62% of our employee population was female, as of the end of 2018.

Cedar’s mission of social responsibility extends outward as well to the communities we serve. In 2018, we were proud to sponsor community cultural events such as “Art All Night,” a community art installation showcasing works of urban local artists, mobile art galleries, and photography workshops for inner city children, as well to donate backpacks and school supplies to grade-school children in our communities. In addition, we are a local planning committee sponsor of REAP in New York City, a real estate associate program that fosters the entry of multicultural professionals into the commercial real estate industry.

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CORPORATE SOCIAL RESPONSIBILITY

Governance

Good governance is one of our core principles, which guides our formulation of corporate policies, internal management and relationships with the communities in which we operate. Our belief in stockholder enfranchisement is demonstrated by recent corporate policy enactments which have been overwhelmingly well-received by our stockholders. For example, in 2018, we adopted amendments to our charter and by-laws which empower stockholders to act to amend our by-laws, as opposed to exclusively reserving this right to our Board.

We have annual election of directors, with no classified Board, and a requirement that directors be elected by a majority vote in uncontested elections. Our Board committees are composed of entirely independent directors, and the average tenure of our directors has been steadily decreasing as we have refreshed our Board with new director appointments each of the last four years.

We regularly engage with our stockholders throughout the year, and are responsive to their concerns. For example, in 2016, in response to stockholder feedback, we modified our named executive officers’ employment agreements to remove “modified single-trigger” cash severance provisions and to provide instead for satisfaction of “double trigger” conditions for payment of cash severance following a change in control. We continued this feature in our new CEO and CFO employment agreements effective June 2018, and further migrated our compensation practices to align with best market practices with respect to several important features in these new executive employment agreements, detailed more fully herein. In addition, in response to constructive input from our stockholders, we require a minimum vesting period of one year applicable to all types of equity awards granted under the 2017 Stock Incentive Plan, subject to a 5% carve out, and a minimum three-year vesting period for time-based restricted stock awards. We have also put into place caps on director pay in our 2017 Stock Incentive Plan, which would remain in place under the current proposed amendment.

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OTHER MATTERS

OTHER MATTERS

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Company. The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $10,500, plus all reasonable out-of-pocket expenses. The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

Stockholder Proposals

Proposals of stockholders intended to be presented at the Company’s 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the rules promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company on or prior to November 28, 2019 to be eligible for inclusion in the Company’s Proxy Statement and form of proxy to be used in connection with such meeting. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials unless this condition is satisfied. Accordingly, any notice of stockholder proposals received after this date will be considered untimely. In addition, proposed nominations by stockholders for persons to serve as directors at the 2020 Annual Meeting must comply with the advance notice provisions and other requirements specified in our by-laws and be received by the Company between January 2, 2020 and February 1, 2020. Nominations not received within this time frame will be considered untimely.

Householding

The Company may elect to send a single copy of its 2018 Annual Report and this Proxy Statement to any household at which two or more stockholders reside, unless one of the stockholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Stockholders may request to discontinue or re-start householding, or to request a separate copy of the 2018 Annual Report or 2019 Proxy Statement, as follows:

•	stockholders owning shares through a bank, broker or other holder of record should contact such record holder directly; and

•

stockholders of record should write to the Company at 44 South Bayles Avenue, Port Washington, New York 11050, attention: Investor Relations, Tel. (516) 767-6492. The Company will promptly deliver such materials upon request.

Other Business

At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors,

BRUCE J. SCHANZER

President and Chief Executive Officer

Dated: March 29, 2019

    2019 Proxy Statement  |  73

ANNEX A

FIRST AMENDMENT

TO

CEDAR REALTY TRUST, INC.

2017 STOCK INCENTIVE PLAN

FIRST AMENDMENT TO CEDAR REALTY TRUST, INC.

2017 STOCK INCENTIVE PLAN

The Cedar Realty Trust, Inc. 2017 Stock Incentive Plan (the “Plan”) is hereby amended as follows:

1.    Section 3(a) of the Plan is hereby amended by deleting such Section in its entirety and substituting the following:

(a)    Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 6,000,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) under the Plan shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, no more than 2,500,000 shares of Stock in the aggregate may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock.

2.    Except as so amended, the Plan in all other respects is hereby confirmed.

Approved by the Board of Directors on February 5, 2019.

A-1

CEDAR REALTY TRUST, INC. 2019 ANNUAL MEETING OF STOCKHOLDERS May 1, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Cedar Realty Trust, Inc., a Maryland corporation, hereby appoints Bruce J. Schanzer, Philip R. Mays and Adina G. Storch and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 AM on May 1, 2019, and at any adjournment or adjournments thereof (the “Meeting”), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side. (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

CEDAR REALTY TRUST, INC.

May 1, 2019

GO GREEN

00033333333030300100 6 050119

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF CEDAR REALTY TRUST, INC. May 1, 2019 GO GREEN e Consent makes it easy to go paperless. With e Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.cedarrealtytrust.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00033333333030300100 6 050119 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES, AND “FOR” PROPOSALS 2, 3 AND 4. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF 1. To elect 7 nominees as directors: FOR AGAINST ABSTAIN NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL Abraham Eisenstat OF THE DIRECTOR NOMINEES SET FORTH HEREIN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019, FOR THE APPROVAL OF COMPENSATION FOR ALL OF THE COMPANY’S NAMED Gregg A. Gonsalves EXECUTIVE OFFICERS, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES Pamela N. Hootkin THAT MAY BE ISSUED UNDER THE PLAN, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. Sabrina L. Kanner PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE Steven G. Rogers ENCLOSED ENVELOPE. Bruce J. Schanzer Roger M. Widmann 2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. The approval (non binding) of the compensation of the Company’s Named Executive Officers. 4. The approval of an amendment to the Company’s 2017 Stock Incentive Plan to increase the number of available shares that may be issued under the Plan. 5. With discretionary authority upon such other matters as may properly come before the To change the address on your account, please check the box at right and Meeting. indicate changes this method. your to the new registered address name(s) in the address on the account space above. may not Please be submitted note that via MARK HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please full title sign as such. exactly If the as signer your name is a corporation, or names appear please on sign this full Proxy. corporate When name shares by duly are authorized held jointly, officer, each holder giving should full title sign. as such. When If signer signing is a as partnership, executor, administrator, please sign in attorney, partnership trustee name or by guardian, authorized please person. give

CEDAR REALTY TRUST, INC. May 1, 2019 PROXY VOTING INSTRUCTIONS INTERNET Access “www.voteproxy.com” and follow the on screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE Call toll free 1 800 PROXIES (1 800 776 9437) in the United States or 1 718 921 8500 from foreign countries from any touch tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the Annual Meeting. COMPANY NUMBER MAIL Sign, date and mail your proxy card in the envelope provided as soon as possible. ACCOUNT NUMBER IN PERSON You may vote your shares in person by attending the Annual Meeting. GO GREEN e Consent makes it easy to go paperless. With e Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement and Proxy Card are available at www.cedarrealtytrust.com Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00033333333030300100 6 050119 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES, AND “FOR” PROPOSALS 2, 3 AND 4. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF 1. To elect 7 nominees as directors: FOR AGAINST ABSTAIN NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL Abraham Eisenstat OF THE DIRECTOR NOMINEES SET FORTH HEREIN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019, FOR THE APPROVAL OF COMPENSATION FOR ALL OF THE COMPANY’S NAMED Gregg A. Gonsalves EXECUTIVE OFFICERS, FOR THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF AVAILABLE SHARES Pamela N. Hootkin THAT MAY BE ISSUED UNDER THE PLAN, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. Sabrina L. Kanner PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE Steven G. Rogers ENCLOSED ENVELOPE. Bruce J. Schanzer Roger M. Widmann 2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. The approval (non binding) of the compensation of the Company’s Named Executive Officers. JOHN SMITH 1234 MAIN STREET 4. The approval of an amendment to the Company’s 2017 Stock Incentive APT. 203 Plan to increase the number of available shares that may be issued NEW YORK, NY 10038 under the Plan. 5. With discretionary authority upon such other matters as may properly come before the To change the address on your account, please check the box at right and Meeting. indicate changes this method. your to the new registered address name(s) in the address on the account space above. may not Please be submitted note that via MARK HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full